                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6324

Exact name of registrant as specified in charter:

Delaware Group Global and International Funds

Address of principal executive offices:

2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:

Richelle S. Maestro, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant's telephone number, including area code:  (800) 523-1918

Date of fiscal year end: November 30

Date of reporting period: November 30, 2003

Item 1.  Reports to Stockholders


Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


INTERNATIONAL

Annual Report 2003
--------------------------------------------------------------------------------

              DELAWARE INTERNATIONAL VALUE EQUITY FUND

              DELAWARE EMERGING MARKETS FUND

              DELAWARE INTERNATIONAL SMALL CAP VALUE FUND







[LOGO] POWERED BY RESEARCH.(SM)

Table
     OF CONTENTS

-----------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                                     1
-----------------------------------------------------------------
PERFORMANCE SUMMARY                                             7
-----------------------------------------------------------------
FINANCIAL STATEMENTS:

     Statements of Net Assets                                  10

     Statements of Operations                                  16

     Statements of Changes in Net Assets                       17

     Financial Highlights                                      20

     Notes to Financial Statements                             33
-----------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS                                 40
-----------------------------------------------------------------
BOARD OF TRUSTEES/OFFICERS                                     41
-----------------------------------------------------------------














Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware International Advisers Ltd., a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2004 Delaware Distributors, L.P.

Portfolio                               Delaware International Value Equity Fund
     MANAGEMENT REVIEW                  December 10, 2003



Fund Managers

Clive A. Gillmore
Senior Portfolio Manager & Director
Delaware International Advisers Ltd.

Nigel G. May
Senior Portfolio Manager & Director
Delaware International Advisers Ltd.

Emma R.E. Lewis
Senior Portfolio Manager
Delaware International Advisers Ltd.

Q: What type of investment environment did Delaware International Value Equity Fund encounter during its fiscal year?
A: For the fiscal year ended November 30, 2003, the markets in which your Fund invests significantly outperformed U.S. markets as a whole. A majority of the established-market countries that make up the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index posted double-digit percentage gains for the period. The MSCI EAFE Index appreciated +24.75%, outpacing the +15.08% gain made by the S&P 500 Index in the U.S., and nearly doubling the percentage gain of the Dow Jones Industrial Average over the same 12-month period.

A strengthening global economy can generally be credited for the strong performance on the fiscal year, and outperformance of non-U.S. stocks was partially attributable to a decline in the value of the U.S. dollar. Influenced by the growing U.S. current account deficit, the dollar declined significantly against key currencies such as the yen and the euro during the year. The current account -- a national ledger of foreign trade that includes all exchange of merchandise goods and services, plus investment income and gifts -- continued to widen in the U.S. and reached troubling proportions. The dollar's decline not only allowed the euro to reach all-time highs for its short history, but often provided an exchange-rate boost to U.S. investors who held international fund shares.

For the fiscal year ended November 30, 2003, Germany gained 36%, Japan rose 24%, and the U.K. appreciated 20% (Source: MSCI. All returns quoted in U.S. dollars.). Other notable EAFE country returns included New Zealand (54%), and Hong Kong (25%).

Q: How did Delaware International Value Equity Fund perform versus its benchmark index and peer funds?
A: For its fiscal year ended November 30, 2003, the Fund returned +26.87% (Class A shares at net asset value with distributions reinvested), while the MSCI EAFE Index posted a +24.75% gain. We believe our stock selection was generally strong during the fiscal year. The Fund's dividend-focused, value-oriented investment style helped the Fund slightly outperform its benchmark. For the same 12-month period, the Fund's peer group -- as measured by the performance of 884 funds in the Lipper International Funds Average -- gained +21.65%.

Q: What strategies did you implement during the year?
A: Our goal is to remain true to our investment style. As in the past, we relied on the dividend discount model, which helps to compare the inflation-adjusted value of a stock's expected income with its current price. We supplement this approach to security selection by conducting company-specific research and analysis that helps us identify factors that we believe may increase or decrease the value of stocks in specific countries.

The main highlights of our strategy throughout much of the year included, as always, a strong value emphasis at the individual stock level. From a top-down viewpoint, we maintained an underweighted position relative to the MSCI EAFE Index in Japan, where we remain largely skeptical of recovery and currently believe stocks to be overvalued. We also maintained an overweighted position in the Australasian markets where domestic economies were relatively robust and stocks were under valued in our opinion.

Q: Can you briefly highlight some of the Fund's holdings?
A: A number of the stocks that were among the Fund's top holdings at the start of our fiscal year are still among the Fund's largest positions. These include Royal Dutch Petroleum, Telefonica of Spain, and the U.K.-based pharmaceutical company GlaxoSmithKline. French financial-services company Societe Generale, in particular, was a strong performer during the fiscal year.

During the second half of the Fund's fiscal year, we bought Hong Kong & China Gas and Telecom Corporation of New Zealand. Telecom Corporation is the major market constituent in New Zealand and it's stock has performed positively since being added to the portfolio. Also of note during the fiscal year's second half was our exit from South African stock Sanlam, which underperformed during the period. The Fund's South African position is currently represented by the energy company Sasol, which accounted for 1.48% of net assets on November 30, 2003.

Q: Japan has the heaviest weighting of any market in the MSCI EAFE Index. Can you provide more perspective on your current view of Japan?
A: The general election in Japan this autumn left the ruling LDP party with a reduced majority. We had feared that a large LDP majority could enable reactionary forces within the party to feel sufficiently secure, and thus re-engage in pork barrel politics. Hopefully, the LDP's weakened position can help long-term reform in Japan by reminding the party that it clings to power mainly because of the popularity of its leader -- the reform-minded Prime Minister Junichiro Koizumi. While we continue to see improvement in Japan's political and economic makeup -- albeit very slowly -- our assessment of fair value still led us to underweight the portfolio in this critical market as we approached fiscal year end.

Portfolio                                         Delaware Emerging Markets Fund
     MANAGEMENT REVIEW                            December 10, 2003



Fund Managers

Clive A. Gillmore
Senior Portfolio Manager & Director
Delaware International Advisers, Ltd.

Robert Akester
Senior Portfolio Manager & Director
Delaware International Advisers Ltd.

Q: What type of investment environment did Delaware Emerging Markets Fund encounter during its fiscal year?
A: For the fiscal year ended November 30, 2003, emerging market equities were up strongly as a whole, generally outperforming stocks in countries with more established capital markets. Throughout our fiscal year, emerging markets seemed to consistently attract the attention of investors seeking alternative investment ideas.

A majority of the countries that make up the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index posted strong double-digit percentage gains for the period. The MSCI EMF Index appreciated +40.87%, outpacing the +15.08% return of the S&P 500 Index in the U.S. and also strongly outperforming most global indexes that track the world's established markets.

A strengthening global economy can generally be credited for the strong performance on the year, and outperformance of non-U.S. stocks was partially attributable to a decline in the value of the U.S. dollar. The dollar's decline often provided an exchange-rate boost to U.S. investors who held international fund shares.

A sampling of country returns shows just how strongly some emerging markets advanced during the fiscal year. For the period ended November 30, 2003, Chilean stocks gained 75%. In Brazil, where economic recovery accelerated late in the fiscal year, the stock market gained 99%. In India, where a relatively strong monsoon season arguably helped business just as much as an improving regulatory environment, stocks posted a 61% gain. Even the weaker returns among MSCI EMF countries were positive, as in the case of South Korea's 15% rise (Source: MSCI. All returns quoted in U.S. dollars.).

Q: How did Delaware Emerging Markets Fund perform versus its benchmark index and peer funds?
A: For its fiscal year ended November 30, 2003, the Fund returned +54.01%* (Class A shares at net asset value with distributions reinvested). We believe our strong stock selection helped the Fund outperform both the +40.87% gain of the MSCI EMF Index and the +40.24% advance of the 181 funds composing the Lipper Emerging Markets Fund Average.

Q: What strategies did you implement during the year?
A: As in the past, we relied on the dividend discount model, which helps to compare the inflation-adjusted value of a stock's expected income with its current price. We construct this approach to stock selection by conducting company-specific research and analysis that helps us identify factors that we believe may increase or decrease the value of stocks in specific countries.

The main highlights of our strategy throughout much of the fiscal year included a strong value emphasis at the individual stock level. As strong performance continued, we occasionally took profits during the fiscal second half, as certain holdings reached what we considered to be fair value.

From a top-down or geographic viewpoint, we maintained an underweight position relative to MSCI EMF Index weightings in Taiwan -- where valuations remain unattractive, in our opinion, in light of structural domestic problems -- and South Korea, where we believe corporate governance remains poor and geopolitical concerns linger.

The Fund has for some time also maintained an overweighted exposure to Hong Kong and South Africa, where growth is internally driven and the markets are somewhat insulated from key geopolitical concerns relative to other countries. Throughout the fiscal year's second half, we maintained a modest overweighting in Brazil, emphasizing resource companies with strong comparative advantages that are also leveraged to a domestic recovery.





* Please keep in mind that high double digit returns are very unusual and cannot be sustained. Investors should be aware that such returns were achieved during extraordinarily favorable market conditions.

Q: What broad themes are currently affecting emerging markets?
A: We believe that the exposure of accounting irregularities in the developed world during this past year indirectly had a positive effect on emerging markets. It can be argued that the trend reduced justifications for applying a discount to emerging market ratings. Partially as a result of this, we believe the asset class remains attractively priced from a medium-to long-term perspective, even after a very strong fiscal year.

We continue to stress the risks inherent in emerging markets -- including both geopolitical turmoil and the dangers that global recovery may be too slow to give much near-term support for exports or access to capital in emerging market countries. As a general rule, we believe some of the best emerging market opportunities frequently lie in relatively insulated markets with internally-generated growth like China and India, and also in laggard markets such as Mexico.

Q: How does China's growth impact the Fund and its markets?
A: Unrelenting growth in China continues to be a focus for investors not only in the emerging world, but developed markets too. China's undoubted competitive advantage is now under greater scrutiny. Much of the Chinese government's agenda has been dominated by increasing external pressure to revalue the yuan and concerns that the domestic economy may be overheating. It appears that the consensus policy within China is to maintain a stable exchange rate for as long as possible, hoping that other measures can control the current account surplus and money supply.

We have believed for some time that certain areas of the Chinese economy may be so overheated that a gradual slowdown will be hard to achieve. Ultimately, the government may need to balance the risk of yuan appreciation against the health of the financial sector and the future specter of inflation. We continue to monitor valuations in China and the potential effect of a revaluation, but still believe the market to have sound long-term growth prospects.

Portfolio                            Delaware International Small Cap Value Fund
     MANAGEMENT REVIEW               December 10, 2003


Fund Managers

Clive A. Gillmore
Senior Portfolio Manager & Director
Delaware International Advisers Ltd.

Ormala Krishnan
Portfolio Manager
Delaware International Advisers Ltd.

Q: Can you provide some background on the international equity markets during the fiscal year?
A: International markets are coming off one of their best periods in recent years and foreign small caps were no exception. The general weakness of international markets in past years was overcome during the period by a newfound strength within the global economy. The U.S. dollar depreciated versus many international currencies, such as the euro and yen, which in turn boosted foreign investments and paved the way for strong returns for U.S. investors. One negative effect of dollar weakness, however, is that a strong euro can be detrimental to larger economies in the European union, which are dependent on external trade.

Structural adjustments in Asia are helping boost economic vitality. Demand for domestic consumer products and interregional trade are making Asian markets less dependent on external economics and U.S. growth. At one point, Asian economics were very dependent on exports to the U.S. During the 2001 U.S. recession, they discovered regional growth. This shift has been in place for several years, and efforts have intensified during the past fiscal year.

In Japan, a gradual recovery story has developed on the back of deleveraging efforts, cost cutting, and a focus on sustainable profitability. Japan is a country plagued with persistent deflation and banking problems, but has recently shown signs of an economic rebound and we intend to watch its progress with high hopes.

Q: How did the Fund perform in such an environment these past 12 months?
A: For the fiscal year ended November 30, 2003, Delaware International Small Cap Value Fund returned +41.97%* (Class A shares at net asset value with distributions reinvested). The Fund uses the Citigroup World ex-U.S. Extended Market Index as its benchmark. The index slightly outperformed the Fund, with a gain of +42.95%. In contrast, international large-company stocks, as measured by the MSCI EAFE Index, rose +24.75% for the 12-month period. The Lipper International Small Cap Class Funds Average, composed of 108 funds, returned +43.69% for the same period. Given that our Lipper peer group consists of both growth and value small-cap funds, we believe the portfolio held up very well with its conservative value-only orientation.

Q: What is your process for selecting stocks for the portfolio?
A: One of the limitations surrounding the large universe of small caps is their tendency to be under-researched, and as a result, they remain undervalued. Using a multi-factor quantitative screen, we are able to filter the large number of small-cap companies available into a more manageable list. Once we have identified various candidates from among this list, we focus on visiting those companies to determine their profitability based on quality and sustainability of their business operations. This allows us to develop a clearer picture of companies' business environment and competitive landscape, along with their dividend paying ability.


* Please keep in mind that high double digit returns are very unusual and cannot be sustained. Investors should be aware that such returns were achieved during extraordinarily favorable market conditions.

Q: What were some of your key strategies during the fiscal year?
A: The Fund performed quite well against the backdrop of a low interest rate environment. We held an overweighted position in the U.K. due to its recent growth, which has been led by expansionary fiscal stimulus policy, strong consumer demand growth, a low unemployment rate, and relatively low interest rates. The U.K. section of the portfolio is invested in companies with well-capitalized balance sheets, good growth prospects, and attractive valuations according to our dividend discount model. We tended to invest in stocks that should withstand future interest rates increases, such as those in the consumer staples and service-oriented sectors. This strategy benefited Fund performance quite well in our opinion.

We were also overweighted compared to the benchmark index in Germany. Though having experienced weakness during the first half of 2003, the German economy rebounded during the year's second half. While Germany continues to seek lasting labor and welfare reform, we became optimistic of the nation's prospects and found attractively valued German companies with diverse global operations. We believe our German holdings, based upon our dividend discount model, enjoy sustainable growth prospects and should be able to tap into one of the world's most advanced and talented labor forces.

Q: Can you provide a few securities that added or detracted from performance?
A: One of the securities we would like to focus on is U.K.-based Nestor Healthcare Group, a holding we acquired this past fiscal year. Many investors expected Nestor to accept a bid for acquisition of the company, which never came to fruition, and we were able to profit from this opportunity. Nestor is a service-orientated company providing home care services and temporary nursing care at hospitals. With the U.K.'s aging population and shortage of nurses, Nestor was able to find a successful niche market.

Bilfinger Berger, a leading construction company in Germany, performed well during the period, rising more than +90% as it expanded into more business-service roles. In addition to it being geographically diversified, the company is also cash rich, and maintains a well-capitalized balance sheet. It remains a core holding of the Fund.

After visiting with IMI, a U.K. diversified engineering company, we decided to sell a portion of our position to pave way for other attractive ideas. As we looked toward companies that can exhibit growth potential, we believed that IMI's growth potential had diminished somewhat.

Delaware
     INTERNATIONAL VALUE EQUITY FUND

Fund Basics                                  Fund Performance
As of November 30, 2003                      Average Annual Total Returns
---------------------------------------
Fund Objective:                              Through November 30, 2003           Lifetime    10 Years   Five Years   One Year
The Fund seeks long-term growth without      --------------------------------------------------------------------------------
undue risk to principal.                     Class A (Est. 10/31/91)
---------------------------------------      Excluding Sales Charge               +6.96%      +6.64%       +2.91%     +26.87%
Total Fund Net Assets:                       Including Sales Charge               +6.44%      +6.01%       +1.70%     +19.59%
$366.03 million                              --------------------------------------------------------------------------------
---------------------------------------      Class B (Est. 9/6/94)
Number of Holdings:                          Excluding Sales Charge               +4.62%                   +2.19%     +25.99%
53                                           Including Sales Charge               +4.62%                   +1.83%     +21.99%
---------------------------------------      --------------------------------------------------------------------------------
Fund Start Date:                             Class C (Est. 11/29/95)
October 31, 1991                             Excluding Sales Charge               +5.36%                   +2.21%     +26.13%
---------------------------------------      Including Sales Charge               +5.36%                   +2.21%     +25.13%
Your Fund Managers:                          --------------------------------------------------------------------------------
Clive A. Gillmore is a graduate of the       Returns reflect the reinvestment of all distributions and any applicable sales
University of Warwick. Mr. Gillmore          charges as noted below. Returns and share values will fluctuate so that shares,
joined Delaware Investments in 1990          when redeemed, may be worth more or less than their original cost. Performance
after serving in the investment              for Class B and C shares, excluding sales charges, assumes either that
management field for eight years. He         contingent deferred sales charges did not apply or the investment was not
previously was Senior Portfolio Manager      redeemed. Past performance is not a guarantee of future results.
at Hill Samuel Investment Management
Ltd.                                         The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual
Nigel G. May is a graduate of Sidney         distribution and service fee of 0.30%.
Sussex College, Cambridge. He joined
Delaware Investments in 1991, assuming       Class B shares are sold with a contingent deferred sales charge that declines
portfolio management responsibilities        from 4% to zero depending upon the period of time the shares are held. Class B
and sharing analytical responsibilities      shares will automatically convert to Class A shares on a quarterly basis
for continental Europe. Mr. May had          approximately eight years after purchase. They are also subject to an annual
previously been with Hill Samuel             distribution and service fee of 1%.
investment Management Ltd. for five
years.                                       Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual
Emma R.E. Lewis joined Delaware              distribution and service fee of 1%.
Investments in 1995, after working as an
analyst at Fuji Investment Management in     The cumulative total return for the lifetime period ended November 30, 2003 for
London. Before that, she was employed in     Delaware International Value Equity Fund's Class R shares was +16.29%. Class R
private-client investment management at      shares were first made available on June 2, 2003 and are available only for
ABN Bank. Ms. Lewis graduated from           certain retirement plan products. They are sold without a sales charge and have
Pembroke College, Oxford. At Delaware,       an annual distribution and service fee of 0.60%.
she follows markets in the Pacific
Basin.                                       The average annual total returns for the lifetime (since 10/31/91), 10-year,
---------------------------------------      five-year, and one-year periods ended November 30, 2003 for Delaware
Nasdaq Symbols:                              International Value Equity Fund's Institutional Class shares were +7.25%,
Class A  DEGIX                               +6.95%, +3.21%, and +27.29%, respectively. Institutional Class shares were first
Class B  DEIEX                               made available on November 9, 1992 and are available without sales or
Class C  DEGCX                               asset-based distribution charges only to certain eligible institutional accounts. Institutional class performance prior to November 9, 1992 is based on
                                             Class A performance and was adjusted to eliminate the sales charge, but not the asset-based distribution charge of Class A shares.

                                             The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

                                             Nasdaq Institutional Class symbol:  DEQIX

                                             Nasdaq Class R symbol: DIVRX

Performance of a $10,000 Investment
November 30, 1993 through November 30, 2003

Delaware International Value Equity Fund Peformance of $10,000 investment chart

                  Delaware International
                 Value Equity Fund Class
                        A Shares              MSCI EAFE Index
     30-Nov-93           $ 9,425                   $10,000
     30-Nov-94           $10,295                   $11,515
     30-Nov-95           $11,136                   $12,425
     30-Nov-96           $13,832                   $13,926
     30-Nov-97           $14,284                   $13,909
     30-Nov-98           $15,533                   $16,242
     30-Nov-99           $16,615                   $19,722
     30-Nov-00           $16,678                   $17,857
     30-Nov-01           $15,289                   $14,487
     30-Nov-02           $14,135                   $12,718
     30-Nov-03           $17,927                   $15,866

Chart assumes $10,000 invested on November 30, 1993 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The MSCI EAFE Index is an unmanaged composite of international stocks in Europe, Australasia, and the Far East. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Delaware
     EMERGING MARKETS FUND

Fund Basics                                  Fund Performance
As of November 30, 2003                      Average Annual Total Returns
---------------------------------------
Fund Objective:                              Through November 30, 2003                Lifetime  Five Years     One Year
The Fund seeks long-term capital             --------------------------------------------------------------------------
appreciation.                                Class A (Est. 6/10/96)
---------------------------------------      Excluding Sales Charge                    +3.13%     +12.37%      +54.01%
Total Fund Net Assets:                       Including Sales Charge                    +2.32%     +11.04%      +45.18%
$57.47 million                               --------------------------------------------------------------------------
---------------------------------------      Class B (Est. 6/10/96)
Number of Holdings:                          Excluding Sales Charge                    +2.40%     +11.54%      +52.90%
69                                           Including Sales Charge                    +2.40%     +11.24%      +48.90%
---------------------------------------      --------------------------------------------------------------------------
Fund Start Date:                             Class C (Est. 6/10/96)
June 10, 1996                                Excluding Sales Charge                    +2.39%     +11.55%      +52.97%
---------------------------------------      Including Sales Charge                    +2.39%     +11.55%      +51.97%
Your Fund Managers:                          --------------------------------------------------------------------------
Clive A. Gillmore is a graduate of the       Returns reflect the reinvestment of all distributions and any applicable sales
University of Warwick. Mr. Gillmore          charges as noted below. Returns and share values will fluctuate so that shares,
joined Delaware Investments in 1990          when redeemed, may be worth more or less than their original cost. Performance
after serving in the investment              for Class B and C shares, excluding sales charges, assumes either that
management field for eight years. He         contingent deferred sales charges did not apply or the investment was not
previously was Senior Portfolio Manager      redeemed. Past performance is not a guarantee of future results.
at Hill Samuel Investment Management
Ltd. Robert Akester is a graduate of         The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares
University College, London. Mr. Akester      are sold with a front-end sales charge of up to 5.75% and have an annual
joined Delaware Investments in 1996 and      distribution and service fee of up to 0.30%.
has more than 25 years of investment
experience.                                  Class B shares are sold with a contingent deferred sales charge that declines
---------------------------------------      from 4% to zero depending upon the period of time the shares are held. Class B
Nasdaq Symbols:                              shares will automatically convert to Class A shares on a quarterly basis
Class A  DEMAX                               approximately eight years after purchase. They are also subject to an annual
Class B  DEMBX                               distribution and service fee of 1%.
Class C  DEMCX
                                             Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

                                             Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of
                                             0.60%. No Class R shares were made available during the periods shown.

                                             The average annual total returns for the lifetime (since 6/10/96), five-year, and one-year periods ended November 30, 2003 for Delaware Emerging Markets
                                             Fund's Institutional Class shares were +3.44%, +12.69%, and +54.52%, respectively. Institutional Class shares were first made available on June 10,
                                             1996 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

                                             An expense limitation was in effect for all classes of Delaware Emerging Markets
                                             Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

                                             The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

                                             Nasdaq Institutional Class symbol: DEMIX

Performance of a $10,000 Investment
June 10, 1996 (Fund's inception) through November 30, 2003

Delaware Emerging Markets Fund Peformance of $10,000 investment chart

                     Delaware Emerging         MSCI Emerging
                   Markets Fund Class A         Markets Free
                          Shares                   Index
     30-Jun-96           $ 9,472                   $10,000
     30-Nov-96           $ 9,397                   $ 9,538
     30-Nov-97           $ 9,696                   $ 8,272
     30-Nov-98           $ 6,626                   $ 6,418
     30-Nov-99           $ 8,266                   $ 9,337
     30-Nov-00           $ 6,879                   $ 7,131
     30-Nov-01           $ 7,229                   $ 6,605
     30-Nov-02           $ 7,708                   $ 6,932
     30-Nov-03           $11,871                   $ 9,772

Chart assumes $10,000 invested on June 10, 1996, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to differing charges and expenses. The chart also assumes $10,000 invested in the MSCI Emerging Markets Free Index at that month's end, June 30, 1996. After June 30, 1996, returns plotted on the chart were as of the last day of each month shown. The MSCI EMF Index is an unmanaged composite of international stocks in emerging market countries. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Delaware
  INTERNATIONAL SMALL CAP VALUE FUND

Fund Basics                                      Fund Performance
As of November 30, 2003                          Average Annual Total Returns
----------------------------------------------
Fund Objective:                                  Through November 30, 2003                        Lifetime  Five Years     One Year
The Fund seeks long-term capital appreciation.   ----------------------------------------------------------------------------------
----------------------------------------------   Class A (Est. 12/19/97)
Total Fund Net Assets:                           Excluding Sales Charge                            +6.68%      +6.77%      +41.97%
$20.54 million                                   Including Sales Charge                            +5.62%      +5.51%      +33.83%
----------------------------------------------   ----------------------------------------------------------------------------------
                                                 Class B (Est. 9/28/01)
Number of Holdings:                              Excluding Sales Charge                           +12.78%                  +41.00%
67                                               Including Sales Charge                           +11.68%                  +37.00%
----------------------------------------------   ----------------------------------------------------------------------------------
Fund Start Date:                                 Class C (Est. 9/28/01)
December 19, 1997                                Excluding Sales Charge                           +12.78%                  +41.00%
                                                 Including Sales Charge                           +12.78%                  +40.00%
----------------------------------------------   ----------------------------------------------------------------------------------
Your Fund Managers:
Clive A. Gillmore is a graduate of the
University of Warwick. Mr. Gillmore joined       Returns reflect the reinvestment of all distributions and any applicable sales
Delaware Investments in 1990 after serving in    charges as noted below. Returns and share values will fluctuate so that shares,
the investment management field for eight        when redeemed, may be worth more or less than their original cost. Performance
years. He previously was Senior Portfolio        for Class B and C shares, excluding sales charges, assumes either that
Manager at Hill Samuel Investment Management     contingent deferred sales charges did not apply or the investment was not
Ltd.                                             redeemed. Past performance is not a guarantee of future results.

Ormala Krishnan received a BSc (Mathematics)     The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares
from the National University of Singapore and    are sold with a front-end sales charge of up to 5.75% and have an annual
an MSc (Actuarial Science) from City             distribution and service fee of up to 0.30%. Prior to September 21, 2001, the
University, London. Before joining Delaware      distributor waived the 12b-1 fees from the Fund's inception. Performance would
International in 2000, she was an investment     have been lower had the 12b-1 fees not been waived.
consultant with William M. Mercer, London. In
1993, she began her investment career with       Class B shares are sold with a contingent deferred sales charge that declines
Koeneman Capital Management, Singapore           from 4% to zero depending upon the period of time the shares are held. Class B
(acquired by DBS Asset Management in 1998).      shares will automatically convert to Class A shares on a quarterly basis
----------------------------------------------   approximately eight years after purchase. They are also subject to an annual
Nasdaq Symbols:                                  distribution and service fee of 1%.
Class A  DABAX
Class B  DABBX                                   Class C shares are sold with a contingent deferred sales charge of 1%, if
Class C  DABCX                                   redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

                                                 Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of
                                                 0.60%. No Class R shares were made available during the periods shown.

                                                 The average annual total returns for the lifetime (since 12/19/97), five-year, and one-year periods ended November 30, 2003 for Delaware International Small
                                                 Cap Value Fund's Institutional Class shares were +6.80%, +6.91% and +42.62%, respectively. Institutional Class shares were first made available on December
                                                 19, 1997 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

                                                 An expense limitation was in effect for all classes of Delaware International
                                                 Small Cap Value Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

                                                 The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

                                                 Nasdaq Institutional Class symbol: DABIX

Performance of a $10,000 Investment
December 19, 1997 (Fund's inception) through November 30, 2003

-- Citigroup World ex-U.S. Extended Market Index
-- Delaware International Small Cap Value Fund -- Class A Shares
-- MSCI EAFE Index

Delaware International Small Cap Value Fund Peformance of $10,000 investment chart

           Delaware International
            Small Cap Value Fund                         Citigroup World ex-U.S.
              Class A Shares         MSCI EAFE Index      Extended Market Index
30-Dec-97          $9,425                 $10,000               $10,000
30-Nov-98          $9,979                 $11,574               $10,950
30-Nov-99         $12,249                 $14,054               $12,991
30-Nov-00         $11,597                 $12,725               $11,914
30-Nov-01         $11,239                 $10,324               $10,455
30-Nov-02          $9,752                 $ 9,063               $ 9,846
30-Nov-03         $13,843                 $11,306               $14,075

The chart assumes $10,000 invested on December 19, 1997 and includes the effect of a 5.75% front-end sales charge and reinvestment of all distributions. Performance of other Fund classes will vary due to differing charges and expenses. All performance as of September 21, 2001 reflects an asset-based distribution charge of up to 0.30% of total net assets. The chart also assumes $10,000 invested in the MSCI EAFE Index and the Citigroup World ex-U.S. Extended Market Index at that month's end, December 31, 1997. After December 31, 1997, returns plotted on the chart were as of the last day of each month shown. The MSCI EAFE Index is an unmanaged composite of international stocks in Europe, Australasia, and the Far East. The Citigroup World ex-U.S. Extended Market Index is an unmanaged composite of primarily smaller company stocks from developed foreign countries. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statements                              Delaware International Value Equity Fund
  OF NET ASSETS                         November 30, 2003

                                                      Number of       Market
                                                        Shares     Value (U.S.$)
Common Stock - 96.22%#
Australia - 12.05%
  Amcor                                               1,250,322      $ 7,473,095
  Coles Myer                                          1,595,382        8,588,873
 *Foster's Group                                      3,084,448        9,820,389
 *National Australia Bank                               380,529        7,963,145
 +Orica                                                 382,011        3,560,330
  Telstra                                             1,875,146        6,689,298
                                                                     -----------
                                                                      44,095,130
                                                                     -----------
Belgium - 1.01%
  Electrabel                                             12,583        3,695,394
                                                                     -----------
                                                                       3,695,394
                                                                     -----------
Finland - 0.91%
  UPM-Kymmene Oyi                                       179,382        3,317,839
                                                                     -----------
                                                                       3,317,839
                                                                     -----------
France - 7.70%
  Compagnie de Saint-Gobain                             161,447        7,222,410
  Societe Generale                                      138,306       11,074,598
 *Total Fina Elf-- Class B                               61,277        9,901,429
                                                                     -----------
                                                                      28,198,437
                                                                     -----------
Germany - 5.72%
  Bayer                                                 282,747        7,608,952
 +Bayerische Hypo Und Vereinsbank                       215,158        5,016,347
 *RWE                                                   257,970        8,296,605
                                                                     -----------
                                                                      20,921,904
                                                                     -----------
Hong Kong - 3.22%
  Hong Kong & China Gas                               1,154,000        1,731,082
  Hong Kong Electric                                  1,180,500        4,727,290
  Wharf Holdings                                      2,138,514        5,341,948
                                                                     -----------
                                                                      11,800,320
                                                                     -----------
Italy - 3.34%
  IntesaBci                                           3,246,280       12,218,732
                                                                     -----------
                                                                      12,218,732
                                                                     -----------
Japan - 15.91%
  Canon                                                 203,000        9,378,927
  Eisai                                                 226,200        5,731,419
  Hitachi                                               933,000        5,494,750
  Matsushita Electric Industrial                        501,000        6,454,629
  Millea Holdings                                           345        3,717,129
 *Murata Manufacturing                                  142,700        8,065,312
  Takeda Chemical Industries                            237,500        9,107,926
  Toyota Motor                                          224,200        6,735,007
  West Japan Railway                                        939        3,558,117
                                                                     -----------
                                                                      58,243,216
                                                                     -----------
Netherlands - 6.23%
  ING Groep                                             320,863        6,873,132
  Reed Elsevier                                         485,989        5,895,457
  Royal Dutch Petroleum                                 223,354       10,034,687
                                                                     -----------
                                                                      22,803,276
                                                                     -----------
New Zealand - 2.26%
 *Telecom Corporation of New Zealand                  2,492,740        8,282,876
                                                                     -----------
                                                                       8,282,876
                                                                     -----------

                                                       Number of      Market
                                                        Shares     Value (U.S.$)
Common Stock (continued)
Singapore - 2.17%
  Jardine Matheson                                       353,887     $ 3,114,206
  Oversea Chinese Banking                                702,000       4,845,732
                                                                     -----------
                                                                       7,959,938
                                                                     -----------
South Africa - 1.48%
  Sasol                                                  427,829       5,423,576
                                                                     -----------
                                                                       5,423,576
                                                                     -----------
South Korea - 1.52%
  POSCO ADR                                              185,796       5,546,011
                                                                     -----------
                                                                       5,546,011
                                                                     -----------
Spain - 7.09%
 +Antena 3 Television                                          1              51
 *Banco Santander Central Hispanoamericano               733,050       7,618,390
 *Iberdrola                                              413,896       7,139,413
  Telefonica                                             864,097      11,186,566
                                                                     -----------
                                                                      25,944,420
                                                                     -----------
United Kingdom - 25.61%
  Aviva                                                  438,812       3,513,086
  BG Group                                             1,646,507       7,744,823
  Boots                                                  902,390      11,042,304
  BP Amoco                                             1,021,168       7,126,008
  Brambles Industries                                  1,479,022       4,445,109
 +British Airways                                        961,814       3,767,385
  GKN                                                    674,221       3,096,022
  GlaxoSmithKline                                        486,827      10,993,347
  GUS                                                    532,298       6,941,572
  HBOS                                                   733,196       9,205,206
  Intercontinental Hotels Group                          653,703       6,040,147
  Lloyds TSB Group                                     1,266,097       8,949,512
*+Mitchells & Butlers                                    902,824       3,621,724
  Rio Tinto                                              302,224       7,240,535
                                                                     -----------
                                                                      93,726,780
                                                                     -----------
Total Common Stock (cost $301,976,417)                               352,177,849
                                                                     -----------
                                                        Principal
                                                      Amount (U.S.$)

Repurchase Agreements - 5.01%
With BNP Paribas 1.01% 12/1/03
  (dated 11/28/03, collateralized by
  $7,147,800 U.S. Treasury Notes
  6.75% due 5/15/05, market
  value $7,697,316)                                   $7,543,800       7,543,800
With J. P. Morgan Securities 0.98%
  12/1/03 (dated 11/28/03, collateralized
  by $3,280,400 U.S. Treasury Notes
  2.25% due 7/31/04, market
  value $3,330,226)                                    3,264,300       3,264,300
With UBS Warburg 1.01% 12/1/03
  (dated 11/28/03, collateralized by
  $2,357,500 U.S. Treasury Notes 2.00%
  due 11/30/04, market value $2,394,765,
  $82,600 U.S. Treasury Notes 5.50%
  due 2/15/08, market value $92,032, and
  $4,714,900 U.S. Treasury Notes 5.625%
  due 5/15/08, market value $5,210,598)                7,543,900       7,543,900
                                                                     -----------
Total Repurchase Agreements (cost $18,352,000)                       $18,352,000
                                                                     -----------

Statements                             Delaware International Value Equity Fund
  OF NET ASSETS (CONTINUED)



                                                      Principal        Market
                                                    Amount (U.S.$) Value (U.S.$)


Total Market Value of Securities Before
  Securities Lending Collateral - 101.23%
  (cost $320,328,417)                                             $ 370,529,849
                                                                  -------------

Securities Lending Collateral*** - 10.46%
Short-Term Investments
  ABN Amro Bank Chicago
    1.0602% 6/7/04                                 $   1,453,859      1,453,783
  ABN Amro Bank-Tokyo 1.10% 1/13/04                      415,399        415,399
  Allied Irish Dublin 1.12% 1/20/04                    1,661,563      1,661,595
  Credit Suisse First Boston LLC
    1.06% 11/3/04                                      1,661,595      1,661,595
  Deutsche Bank Financial
    1.0713% 1/16/04                                    1,661,871      1,662,183
  FHLMC 1.12% 1/15/04                                    938,241        940,666
  FNMA 1.0349% 1/29/04                                10,385,370     10,384,841
  General Electric Capital Corp
    1.1299% 10/4/04                                      623,641        624,704
  Goldman Sachs Group LP
    1.1925% 12/15/03                                   1,453,882      1,453,896
  HBOS Treasury Services PLC
    1.09% 12/12/03                                     1,661,581      1,661,595
  Keybank NA 1.146% 1/26/04                              830,934        831,213
  Marsh and McLennan 1.2913% 6/15/04                   1,068,505      1,098,921
  Merrill Lynch Mortgage Capital
    1.1625% 12/8/03                                    1,661,595      1,661,595
  Morgan Stanley Dean Witter, Discover
    1.10% 12/1/03                                      6,950,927      6,950,927
    1.22% 12/28/04                                       414,724        415,399
    1.30% 3/19/04                                      1,037,828      1,038,497
  Swiss RE Financial 1.1031% 1/15/04                   1,037,024      1,035,610
  Wachovia Bank, NA 1.1266% 11/15/04                   1,661,629      1,663,075
  Wilmington Trust Company 1.11% 1/22/04               1,661,562      1,661,596
                                                                  -------------
Total Securities Lending Collateral
  (cost $38,277,090)                                                 38,277,090
                                                                  -------------

Total Market Value of Securities - 111.69%
  (cost $358,605,507)                                               408,806,939+
Obligations to Return Securities Lending
  Collateral - (10.46%)***                                          (38,277,090)
Liabilities Net of Receivables and
  Other Assets - (1.23%)                                             (4,503,089)
                                                                  -------------
Net Assets Applicable to 27,426,099 Shares
Outstanding - 100.00%                                             $ 366,026,760
                                                                  =============

Net Asset Value - Delaware International
  Value Equity Fund Class A
  ($195,950,145/14,674,425 Shares)                                       $13.35
                                                                         ------
Net Asset Value - Delaware International
  Value Equity Fund Class B
  ($31,904,234/2,407,644 Shares)                                         $13.25
                                                                         ------
Net Asset Value - Delaware International
  Value Equity Fund Class C
  ($34,852,452/2,633,230 Shares)                                         $13.24
                                                                         ------
Net Asset Value - Delaware International
  Value Equity Fund Class R
  ($346,474/25,958 Shares)                                               $13.35
                                                                         ------
Net Asset Value - Delaware International
  Value Equity Fund Institutional Class
  ($102,973,455/7,684,842 Shares)                                        $13.40
                                                                         ------

Components of Net Assets at November 30, 2003:
Shares of beneficial interest
  (unlimited authorization - no par)                               $318,047,753
Undistributed net investment income**                                 4,025,051
Accumulated net realized loss on investments                         (5,933,842)
Net unrealized appreciation of investments
  and foreign currencies                                             49,887,798
                                                                   ------------
Total net assets                                                   $366,026,760
                                                                   ============

  *Fully or partially on loan.
 **Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.
***See Note 8 in "Notes to Financial Statements."
  +Non-income producing security for the year ended November 30, 2003. #Securities have been classified by county of origin. Classification by type of business has been presented in Note 10 in "Notes to Financial Statements." +Includes $36,576,220 of securities loaned.

Summary of Abbreviations:
ADR - American Depositary Receipts
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association

Net Asset Value and Offering Price per Share -
  Delaware International Value Equity Fund
Net asset value Class A (A)                                              $13.35
Sales charge (5.75% of offering price, or 6.07% of
  amount invested per share) (B)                                           0.81
                                                                         ------
Offering price                                                           $14.16
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes

Statements                                        Delaware Emerging Markets Fund
  OF NET ASSETS (CONTINUED)                       November 30, 2003

                                                      Number of        Market
                                                       Shares      Value (U.S.$)
Common Stock - 94.72%#
Argentina - 1.22%
  Tenaris ADR                                             25,600      $  699,392
                                                                      ----------
                                                                         699,392
                                                                      ----------
Brazil - 10.91%
  Aracruz Celulose ADR                                    16,825         452,593
  Cia de Saneamento de Estado
    de Sao Paulo                                       5,630,000         279,303
  Cia Siderurgica Nacional                            28,000,000       1,273,159
  Cia Vale do Rio Doce ADR                                14,800         648,092
  Empresa Brasiliera de Aeronautica ADR                   43,122       1,268,649
  Gerdau Metalurgica                                       8,040         140,720
  Petroleo Brasileiro ADR                                 14,000         315,280
  Petroleo Brasileiro Petrobras                           33,043         749,887
  Votorantim Celulose e Papel ADR                         44,600       1,139,530
                                                                      ----------
                                                                       6,267,213
                                                                      ----------
Chile - 0.96%
  Administradora de Fonfos de Pensiones
    Provida ADR                                           21,131         551,730
                                                                      ----------
                                                                         551,730
                                                                      ----------
Croatia - 2.00%
  Pliva GDR                                               72,808       1,150,366
                                                                      ----------
                                                                       1,150,366
                                                                      ----------
Czech Republic - 2.66%
  CEZ                                                    134,517         682,671
  Philip Morris                                            1,572         845,010
                                                                      ----------
                                                                       1,527,681
                                                                      ----------
Egypt - 1.26%
  MobiNil - Egyptian Mobile Services                      64,814         722,539
                                                                      ----------
                                                                         722,539
                                                                      ----------
Estonia - 2.97%
  Eesti Telekom GDR                                       34,767         804,856
++Eesti Telekom GDR 144A                                   8,329         193,791
  Hansabank                                               31,069         709,095
                                                                      ----------
                                                                       1,707,742
                                                                      ----------
Hong Kong - 10.88%
  Asia Aluminum                                        5,674,000       1,103,195
  Beijing Capital International Airport                2,662,000         942,598
  Chaoda Modern Agriculture                            3,688,000       1,222,795
  Fountain Set                                           944,000         692,840
  Guangshen Railway                                    3,394,000         906,809
  Texwinca                                               732,000         537,244
  Zhejiang Expressway                                  1,378,000         847,244
                                                                      ----------
                                                                       6,252,725
                                                                      ----------
Hungary - 2.54%
  Gedeon Richter GDR                                       5,189         552,629
++Gedeon Richter GDR 144A                                  2,068         220,552
+OTP Bank                                                 56,218         689,133
                                                                      ----------
                                                                       1,462,314
                                                                      ----------
India - 4.40%
  Gas Authority of India GDR                              30,992         705,874
++Gas Authority of India GDR 144A                         16,639         382,802
  ICICI Bank ADR                                          84,403       1,122,560
  Videsh Sanchar Nigam ADR                                52,417         314,502
                                                                      ----------
                                                                       2,525,738
                                                                      ----------

                                                      Number of        Market
                                                       Shares      Value (U.S.$)
Common Stock (continued)
Indonesia - 3.96%
  Astra Agro Lestari                                   2,195,000     $   406,481
  Hanjaya Mandala Sampoerna                            1,739,000         868,989
  IRP Telekomunikasi Indonesia                         1,380,500         998,246
                                                                     -----------
                                                                       2,273,716
                                                                     -----------
Israel - 1.25%
 +Bank Hapoalim                                          307,550         717,501
                                                                     -----------
                                                                         717,501
                                                                     -----------
Malaysia - 4.24%
  IOI Corporation Berhad                                 425,400         817,216
  PLUS Expressways                                     1,264,000         831,579
  Tanjong                                                278,000         790,105
                                                                     -----------
                                                                       2,438,900
                                                                     -----------
Mexico - 7.33%
  Cemex de C.V                                           233,962       1,188,238
  Grupo Continental                                      396,200         569,460
  Grupo Elektra de C.V                                   135,160         688,223
  Kimberly Clark de Mexico ADR                           259,700         644,115
  Telefonos de Mexico                                     34,000       1,125,060
                                                                     -----------
                                                                       4,215,096
                                                                     -----------
Russia - 1.75%
  Lukoil Holding ADR                                      11,672       1,006,126
                                                                     -----------
                                                                       1,006,126
                                                                     -----------
South Africa - 18.46%
  African Bank Investments                               928,981       1,381,384
  Alexander Forbes                                       745,226       1,230,622
  Amalgamated Banks of South Africa                      207,519       1,323,639
  Aspen Pharmacare Holdings                              518,129         973,203
  Impala Platinum Holdings                                 5,971         560,767
  Nampak                                                 400,761         777,842
  Network Healthcare Holdings                            775,191         630,952
  Sappi                                                   43,394         556,625
  Sasol                                                  107,505       1,362,838
  Steinhoff International Holdings                     1,078,926       1,146,689
 +Telkom South Africa Limited                             64,907         663,420
                                                                     -----------
                                                                      10,607,981
                                                                     -----------
South Korea - 11.11%
  Hyundai Motor                                           33,960       1,288,280
  Kookmin Bank                                            27,440         970,176
  Korea Telecom ADR                                       56,279       1,083,371
++Korea Tobacco & Ginseng GDR 144A                       127,330       1,187,353
  POSCO ADR                                                8,910       1,059,964
  Samsung Electronics                                      2,050         793,020
                                                                     -----------
                                                                       6,382,164
                                                                     -----------
Taiwan - 4.79%
  Asustek Computer                                       361,375         804,231
  China Steel GDR                                         40,055         634,872
  President Chain Store                                  491,861         784,961
 +Yageo GDR                                              248,807         531,203
                                                                     -----------
                                                                       2,755,267
                                                                     -----------
Thailand - 2.03%
  Thai Union Frozen Products                             588,381         456,852
  Thai Union Frozen Products NVDR                        985,619         709,744
                                                                     -----------
                                                                       1,166,596
                                                                     -----------
Total Common Stock (cost $45,195,573)                                 54,430,787
                                                                     -----------

Statements                                       Delaware Emerging Markets Fund
  OF NET ASSETS (CONTINUED)

                                                      Number of        Market
                                                       Shares      Value (U.S.$)
Exchange Traded Funds - 1.47%
  iShares MSCI Emerging Markets
    Free Index Fund                                      5,600       $   846,720
                                                                     -----------
Total Exchange Traded Funds (cost $735,243)                              846,720
                                                                     -----------
                                                      Principal
                                                    Amount (U.S.$)
Repurchase Agreements - 2.04%
  With BNP Paribas 1.01% 12/1/03
    (dated 11/28/03, collateralized by
    $456,500 U.S. Treasury Notes 6.75%
    due 5/15/05, market value $491,568)               $481,800           481,800
  With J. P. Morgan Securities 0.98% 12/1/03
    (dated 11/28/03, collateralized by
    $209,500 U.S. Treasury Notes 2.25%
    due 7/31/04, market value $212,676)                208,400           208,400
  With UBS Warburg 1.01% 12/1/03
    (dated 11/28/03, collateralized by
    $150,600 U.S. Treasury Notes 2.00%
    due 11/30/04, market value $152,935,
    $5,300 U.S. Treasury Notes 5.50%
    due 2/15/08, market value $5,877, and
    $301,100 U.S. Treasury Notes 5.625%
    due 5/15/08, market value $332,760)                481,800           481,800
                                                                     -----------
Total Repurchase Agreements (cost $1,172,000)                          1,172,000
                                                                     -----------

Total Market Value of Securities - 98.23%
  (cost $47,102,816)                                                  56,449,507
Receivables and Other Assets
  Net of Liabilities - 1.77%                                           1,018,229
                                                                     -----------
Net Assets Applicable to 5,297,609 Shares
  Outstanding - 100.00%                                              $57,467,736
                                                                     ===========

Net Asset Value - Delaware Emerging Markets Fund
  Class A ($38,382,808/3,526,070 Shares)                                  $10.89
                                                                          ------
Net Asset Value - Delaware Emerging Markets Fund
  Class B ($6,694,924/625,169 Shares)                                     $10.71
                                                                          ------
Net Asset Value - Delaware Emerging Markets Fund
  Class C ($6,259,138/585,174 Shares)                                     $10.70
                                                                          ------
Net Asset Value - Delaware Emerging Markets Fund
  Institutional Class ($6,130,866/561,196 Shares)                         $10.92
                                                                          ------

Components of Net Assets at November 30, 2003:
Shares of beneficial interest
  (unlimited authorization - no par)                                $52,386,414
Undistributed net investment income**                                   220,767
Accumulated net realized loss on investments                         (4,484,841)
Net unrealized appreciation of investments and
  foreign currencies                                                  9,345,396
                                                                    -----------
Total net assets                                                    $57,467,736
                                                                    ===========

 +Non-income producing security for the year ended November 30, 2003.
++Security exempt from registration under Rule 144A of the Securities Act of 1933.
  See Note 9 in "Notes to Financial Statements."
**Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.
 #Securities have been classified by country of origin. Classification by type of business has been presented in Note 10 in "Notes to Financial Statements."

Summary of Abbreviations:
ADR - American Depositary Receipts
GDR - Global Depositary Receipts
NVDR - Non-Voting Depositary Receipts

Net Asset Value and Offering Price per Share -
  Delaware Emerging Markets Fund
Net asset value Class A (A)                                              $10.89
Sales charge (5.75% of offering price, or 6.06% of
  amount invested per share) (B)                                           0.66
                                                                         ------
Offering price                                                           $11.55
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes

Statements                           Delaware International Small Cap Value Fund
  OF NET ASSETS (CONTINUED)          November 30, 2003

                                                        Number of    Market
                                                         Shares    Value (U.S.$)
Common Stock - 95.09%#
Australia - 3.83%
  Mayne Group Limited                                     61,981      $  159,216
 +Multiplex Constructions Property                        65,590         192,217
  QBE Insurance Group                                     59,115         435,883
                                                                      ----------
                                                                         787,316
                                                                      ----------
Denmark - 1.26%
  Bang & Olufsen - Class B                                 6,828         258,528
                                                                      ----------
                                                                         258,528
                                                                      ----------
Finland - 0.53%
  Huhtamaki Oyj                                            9,876         109,150
                                                                      ----------
                                                                         109,150
                                                                      ----------
France - 11.11%
  Boiron                                                   6,892         148,706
  Carbone Lorraine                                         7,382         300,859
 +Egide                                                    2,995         136,783
  Fimalac                                                  3,633         121,066
  Neopost                                                 10,964         551,987
  Nexans                                                  17,309         535,306
  Norbert Dentressangle                                    3,054         123,004
  Remy Cointreau                                          10,925         363,408
                                                                      ----------
                                                                       2,281,119
                                                                      ----------
Germany - 10.45%
  Bilfinger Berger                                        13,068         419,812
  Fielmann                                                 4,896         207,170
 +Fraport                                                 17,453         481,180
  Hugo Boss                                               22,000         408,757
  Jenoptik                                                31,125         330,936
  Rhoen Klinikum                                           6,193         299,169
                                                                      ----------
                                                                       2,147,024
                                                                      ----------
Hong Kong - 8.79%
  Asia Aluminum                                        2,508,000         487,630
  ASM Pacific Technology                                  58,500         228,989
  Cosco Pacific Limited                                  320,000         422,338
  Fountain SET                                           530,000         388,988
  Hung Hing Printing Group                               344,000         276,837
                                                                      ----------
                                                                       1,804,782
                                                                      ----------
Ireland - 3.53%
  Glanbia                                                 96,703         227,199
 +Icon ADR                                                 4,652         195,807
  Kingspan Group                                          63,155         302,816
                                                                      ----------
                                                                         725,822
                                                                      ----------
Japan - 12.31%
  Air Water                                               84,000         396,529
  Fujitec                                                 48,000         204,237
  Hamamatsu Photonics                                     22,200         363,446
  Kayaba Industry                                         75,000         310,217
  Kurita Water Industries                                 15,500         172,379
  Otsuka Kagu                                              8,300         227,356
  Shimano                                                  7,600         147,809
  Takara Printing                                         26,500         194,540
  Ushio                                                   22,000         346,713
  Yakult Honsha                                           12,000         164,354
                                                                      ----------
                                                                       2,527,580
                                                                      ----------

                                                        Number of    Market
                                                         Shares    Value (U.S.$)
Common Stock (continued)
Netherlands - 5.81%
  Athlon Holding                                          13,464      $  225,950
  ICT Automatisering                                      11,198         154,633
 +QIaigen                                                 21,548         244,606
  VOPAK                                                   31,631         568,742
                                                                      ----------
                                                                       1,193,931
                                                                      ----------
New Zealand - 0.65%
  Warehouse Group                                         39,640         134,249
                                                                      ----------
                                                                         134,249
                                                                      ----------
Singapore - 4.37%
  MobileOne Limited                                      171,000         145,810
  Singapore Airport Terminal Services                    346,000         431,510
  SMRT                                                   949,000         319,278
                                                                      ----------
                                                                         896,598
                                                                      ----------
Spain - 2.51%
  Aldeasa                                                 12,757         296,814
  Viscofan                                                26,132         218,958
                                                                      ----------
                                                                         515,772
                                                                      ----------
Sweden - 2.63%
  Billerud                                                21,800         323,130
  Munters                                                  9,150         216,153
                                                                      ----------
                                                                         539,283
                                                                      ----------
Switzerland - 1.41%
  Lindt & Spruengli                                           33         289,221
                                                                      ----------
                                                                         289,221
                                                                      ----------
United Kingdom - 25.90%
  Aga Foodservice Group                                  107,027         431,645
  Arriva                                                  70,655         467,836
  Body Shop International                                102,505         215,078
  Chloride Group                                         325,489         277,097
  Cobham                                                  21,535         421,851
  Greene King                                             21,856         314,432
  IMI                                                     23,274         136,395
  Laird Group                                             85,780         397,590
  Nestor Healthcare Group                                 27,328         147,345
  Northern Foods                                         183,378         434,440
  Pennon Group                                            33,221         375,092
  Persimmon                                               42,676         342,761
  Rexam                                                   64,289         475,163
  Serco Group                                            117,218         356,827
  Spirax-Sarco Engineering                                35,239         343,029
  TT electronics                                          91,821         182,396
                                                                      ----------
                                                                       5,318,977
                                                                      ----------
Total Common Stock (cost $16,534,550)                                 19,529,352
                                                                      ----------
Exchange Traded Funds - 1.99%
  iShares MSCI EAFE Index Fund                             3,200         408,800
                                                                      ----------
Total Exchange Traded Funds (cost $366,406)                              408,800
                                                                      ----------

Statements                           Delaware International Small Cap Value Fund
  OF NET ASSETS (CONTINUED)

                                                     Principal        Market
                                                   Amount (U.S.$)  Value (U.S.$)
Repurchase Agreements - 3.22%
  With BNP Paribas 1.01% 12/1/03
    (dated 11/28/03, collateralized by
    $257,400 U.S. Treasury Notes 6.75%
    due 5/15/05, market value $277,241)               $271,750        $ 271,750
  With J. P. Morgan Securities 0.98% 12/1/03
    (dated 11/28/03, collateralized by
    $118,200 U.S. Treasury Notes 2.25%
    due 7/31/04, market value $119,948)                117,550          117,550
  With UBS Warburg 1.01% 12/1/03
    (dated 11/28/03, collateralized by
    $84,900 U.S. Treasury Notes 2.00%
    due 11/30/04, market value $86,254,
    $3,000 U.S. Treasury Notes 5.50%
    due 2/15/08, market value $3,315,
    and $169,800 U.S. Treasury Notes
    5.625% due 5/15/08, market
    value $187,675)                                    271,700          271,700
                                                                    -----------
Total Repurchase Agreements (cost $661,000)                             661,000
                                                                    -----------
Total Market Value of Securities - 100.30%
  (cost $17,561,956)                                                 20,599,152
Liabilities Net of Receivables and
  Other Assets- (0.30%)                                                 (62,412)
                                                                    -----------
Net Assets Applicable to 2,363,768 Shares
  Outstanding - 100.00%                                             $20,536,740
                                                                    ===========
Net Asset Value - Delaware International
  Small Cap Value Fund Class A
  ($12,669,353/1,455,661 Shares)                                          $8.70
                                                                         ------
Net Asset Value - Delaware International
  Small Cap Value Fund Class B
  ($6,063,937/700,215 Shares)                                             $8.66
                                                                         ------
Net Asset Value - Delaware International
  Small Cap Value Fund Class C
  ($1,503,577/173,532 Shares)                                             $8.66
                                                                         ------
Net Asset Value - Delaware International
  Small Cap Value Fund Institutional Class
  ($299,873/34,360 Shares)                                                $8.73
                                                                         ------

Components of Net Assets at November 30, 2003:
Shares of beneficial interest
  (unlimited authorization - no par)                                $18,174,398
Undistributed net investment income**                                   226,392
Accumulated net realized loss on investments                           (875,143)
Net unrealized appreciation of investments
  and foreign currencies                                              3,011,093
                                                                    -----------
Total net assets                                                    $20,536,740
                                                                    ===========

**Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.
 +Non-income producing security for the year ended November 30, 2003. #Securities have been classified by country of origin. Classification by type of business has been presented in Note 10 in "Notes to Financial Statements."

Summary of Abbreviation:
ADR - American Depositary Receipts

Net Asset Value and Offering Price per Share -
  Delaware International Small Cap Value Fund
Net asset value Class A (A)                                               $8.70
Sales charge (5.75% of offering price, or 6.09%
  of amount invested per share) (B)                                        0.53
                                                                          -----
Offering price                                                            $9.23
                                                                          =====

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes

Statements                                          Delaware International Funds
  OF OPERATIONS                                     Year Ended November 30, 2003

                                                                                     Delaware         Delaware          Delaware
                                                                                   International      Emerging       International
                                                                                   Value Equity        Markets         Small Cap
                                                                                       Fund             Fund           Value Fund
Investment Income
  Dividends                                                                        $ 9,750,028       $   880,089       $  488,093
  Interest                                                                             107,686            11,031            7,355
  Securities lending income                                                            137,287                --               --
  Foreign tax withheld                                                                (767,607)          (43,181)         (44,472)
                                                                                   -----------       -----------       ----------
                                                                                     9,227,394           847,939          450,976
                                                                                   -----------       -----------       ----------

Expenses:
  Management fees                                                                    2,156,457           330,017          183,121
  Dividend disbursing and transfer agent fees and expenses                           1,701,885           167,079           32,909
  Distribution expenses - Class A                                                      403,079            47,177           22,875
  Distribution expenses - Class B                                                      261,437            40,671           44,874
  Distribution expenses - Class C                                                      205,684            25,715            3,349
  Distribution expenses - Class R                                                          196                --               --
  Accounting and administration expenses                                               107,852            11,093            6,200
  Registration fees                                                                     62,085            34,729           24,952
  Reports and statements to shareholders                                               151,075            17,697            2,742
  Professional fees                                                                     46,566             9,594            2,991
  Custodian fees                                                                       113,371            41,626            5,741
  Trustees' fees                                                                         9,182             2,533            2,356
  Other                                                                                 68,526             4,751            3,044
                                                                                   -----------       -----------       ----------
                                                                                     5,287,395           732,682          335,154
  Less expenses absorbed or waived                                                          --          (172,309)         (81,057)
  Less waiver of distribution expenses-- Class A                                            --            (7,863)          (3,459)
  Less expenses paid indirectly                                                         (6,074)             (630)            (351)
                                                                                   -----------       -----------       ----------
  Total expenses                                                                     5,281,321           551,880          250,287
                                                                                   -----------       -----------       ----------
Net Investment Income                                                                3,946,073           296,059          200,689
                                                                                   -----------       -----------       ----------

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies:
  Net realized gain (loss) on:
    Investments                                                                     (4,946,161)        2,715,125         (484,627)
    Foreign currencies                                                                 109,040           (58,551)          25,985
                                                                                   -----------       -----------       ----------
  Net realized gain (loss)                                                          (4,837,121)        2,656,574         (458,642)
  Net change in unrealized appreciation/depreciation of investments and
    foreign currencies                                                              69,187,484        10,119,567        5,630,043
                                                                                   -----------       -----------       ----------
Net Realized and Unrealized Gain on Investments and Foreign Currencies              64,350,363        12,776,141        5,171,401
                                                                                   -----------       -----------       ----------

Net Increase in Net Assets Resulting from Operations                               $68,296,436       $13,072,200       $5,372,090
                                                                                   ===========       ===========       ==========

See accompanying notes

Statements                              Delaware International Value Equity Fund
     OF CHANGES IN NET ASSETS

                                                                                                    Year Ended
                                                                                             11/30/03         11/30/02
Increase (Decrease) in Net Assets from Operations:
 Net investment income                                                                    $ 3,946,073        $ 1,255,476
 Net realized gain (loss) on investments and foreign currencies                            (4,837,121)         6,896,531
 Net change in unrealized appreciation/depreciation of investments
   and foreign currencies                                                                  69,187,484        (18,706,626)
                                                                                          -----------        -----------
 Net increase (decrease) in net assets resulting from operations                           68,296,436        (10,554,619)
                                                                                          -----------        -----------

Dividends and Distributions to Shareholders from:
 Net investment income:
   Class A                                                                                   (758,320)          (759,231)
   Class B                                                                                    (21,985)           (81,779)
   Class C                                                                                    (13,224)           (23,635)
   Institutional Class                                                                       (639,490)          (986,265)

Net realized gain on investments:
   Class A                                                                                 (3,241,610)        (1,913,394)
   Class B                                                                                   (855,214)          (767,956)
   Class C                                                                                   (514,420)          (222,108)
   Institutional Class                                                                     (1,974,297)        (1,887,369)
                                                                                          -----------        -----------
                                                                                           (8,018,560)        (6,641,737)
                                                                                          -----------        -----------

Capital Share Transactions:
 Proceeds from shares sold:
   Class A                                                                                183,947,128         77,438,265
   Class B                                                                                  7,822,007          5,677,658
   Class C                                                                                 18,573,872          9,253,865
   Class R                                                                                    346,687                 --
   Institutional Class                                                                     58,792,172         54,117,592

 Net asset value of shares issued upon reinvestment of dividends and distributions:
   Class A                                                                                  3,811,220          2,541,844
   Class B                                                                                    826,905            807,788
   Class C                                                                                    508,486            234,915
   Institutional Class                                                                      2,603,551          2,867,739
                                                                                          -----------        -----------
                                                                                          277,232,028        152,939,666
                                                                                          -----------        -----------
Cost of shares repurchased:
   Class A                                                                               (113,419,551)       (59,835,242)
   Class B                                                                                 (6,253,699)       (10,541,668)
   Class C                                                                                 (2,919,458)        (3,450,917)
   Class R                                                                                    (12,754)                --
   Institutional Class                                                                    (31,114,126)       (71,468,930)
                                                                                          -----------        -----------
                                                                                         (153,719,588)      (145,296,757)
                                                                                          -----------        -----------
Increase in net assets derived from capital share transactions                            123,512,440          7,642,909
                                                                                          -----------        -----------
Net Increase (Decrease) in Net Assets                                                     183,790,316         (9,553,447)

Net Assets:
 Beginning of year                                                                        182,236,444        191,789,891
                                                                                          -----------        -----------
 End of year                                                                             $366,026,760       $182,236,444
                                                                                         ============       ============

See accompanying notes

Statements                                        Delaware Emerging Markets Fund
     OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                                    Year Ended
                                                                                             11/30/03         11/30/02
Increase (Decrease) in Net Assets from Operations:
 Net investment income                                                                    $   296,059        $   323,738
 Net realized gain (loss) on investments and foreign
   currencies                                                                               2,656,574         (1,440,656)
 Net change in unrealized appreciation/depreciation of
   investments and foreign currencies                                                      10,119,567          1,903,318
                                                                                          -----------        -----------
 Net increase in net assets resulting from operations                                      13,072,200            786,400
                                                                                          -----------        -----------

Dividends and Distributions to Shareholders from:
 Net investment income:
   Class A                                                                                   (184,924)          (116,356)
   Class B                                                                                    (50,238)           (30,882)
   Class C                                                                                    (29,680)           (12,026)
   Institutional Class                                                                        (72,413)           (48,333)
                                                                                          -----------        -----------
                                                                                             (337,255)          (207,597)
                                                                                          -----------        -----------

Capital Share Transactions:
 Proceeds from shares sold:
   Class A                                                                                 32,420,786          6,175,171
   Class B                                                                                  2,466,032            820,107
   Class C                                                                                  5,076,024            704,367
   Institutional Class                                                                      2,259,534            887,906

 Net asset value of shares issued upon reinvestment of dividends and distributions:
   Class A                                                                                    178,991            111,616
   Class B                                                                                     47,845             29,013
   Class C                                                                                     29,434             11,766
   Institutional Class                                                                         72,413             48,333
                                                                                          -----------        -----------
                                                                                           42,551,059          8,788,279
                                                                                          -----------        -----------
Cost of shares repurchased:
   Class A                                                                                (10,397,944)        (5,022,034)
   Class B                                                                                   (714,118)          (656,455)
   Class C                                                                                 (1,468,857)          (402,384)
   Institutional Class                                                                       (633,462)          (480,849)
                                                                                          -----------        -----------
                                                                                          (13,214,381)        (6,561,722)
                                                                                          -----------        -----------
Increase in net assets derived from capital share transactions                             29,336,678          2,226,557
                                                                                          -----------        -----------
Net Increase in Net Assets                                                                 42,071,623          2,805,360

Net Assets:
 Beginning of year                                                                         15,396,113         12,590,753
                                                                                          -----------        -----------
 End of year                                                                              $57,467,736        $15,396,113
                                                                                          ===========        ===========


Statements                           Delaware International Small Cap Value Fund
     OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                                    Year Ended
                                                                                             11/30/03         11/30/02
Increase (Decrease) in Net Assets from Operations:
 Net investment income                                                                       $200,689           $198,848
 Net realized loss on investments and foreign currencies                                     (458,642)          (390,896)
 Net change in unrealized appreciation/depreciation of
  investments and foreign currencies                                                        5,630,043         (2,013,450)
                                                                                          -----------        -----------
 Net increase (decrease) in net assets resulting from operations                            5,372,090         (2,205,498)
                                                                                          -----------        -----------

Dividends and Distributions to Shareholders from:
 Net investment income:
   Class A                                                                                    (95,925)              (775)
   Class B                                                                                    (31,974)              (278)
   Class C                                                                                       (979)               (68)
   Institutional Class                                                                        (68,092)           (69,041)

 Net realized gain on investments:
   Class A                                                                                         --               (376)
   Class B                                                                                         --               (150)
   Class C                                                                                         --                (37)
   Institutional Class                                                                             --            (32,348)
                                                                                          -----------        -----------
                                                                                             (196,970)          (103,073)
                                                                                          -----------        -----------

Capital Share Transactions:
 Proceeds from shares sold:
   Class A                                                                                  7,904,215          8,006,627
   Class B                                                                                  2,093,712          4,873,058
   Class C                                                                                  1,304,845            538,423
   Institutional Class                                                                        702,856                156

 Net asset value of shares issued upon reinvestment of dividends and distributions:
   Class A                                                                                     93,820              1,151
   Class B                                                                                     31,373                428
   Class C                                                                                        897                105
   Institutional Class                                                                         68,092            101,389
                                                                                          -----------        -----------
                                                                                           12,199,810         13,521,337
                                                                                          -----------        -----------
Cost of shares repurchased:
   Class A                                                                                 (3,036,853)        (2,205,179)
   Class B                                                                                   (607,151)        (1,237,656)
   Class C                                                                                    (22,170)          (427,865)
   Institutional Class                                                                     (4,148,606)                --
                                                                                          -----------        -----------
                                                                                          (7,814,780)         (3,870,700)
                                                                                          -----------        -----------
Increase in net assets derived from capital share transactions                              4,385,030          9,650,637
                                                                                          -----------        -----------
Net Increase in Net Assets                                                                  9,560,150          7,342,066

Net Assets:
 Beginning of year                                                                         10,976,590          3,634,524
                                                                                          -----------        -----------
 End of year                                                                              $20,536,740        $10,976,590
                                                                                          ===========        ===========


See accompanying notes

Financial
     HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                 Delaware International Value Equity Fund Class A
                                                                                    Year Ended
                                                             11/30/03     11/30/02    11/30/01     11/30/00    11/30/99
Net asset value, beginning of period                          $11.020     $12.360      $15.690     $16.150      $15.330

Income (loss) from investment operations:
Net investment income(1)                                        0.184       0.085        0.149       0.162        0.174
Net realized and unrealized gain (loss) on investments
 and foreign currencies                                         2.626      (0.992)      (1.191)     (0.080)       0.881
                                                              -------     -------      -------     -------      -------
Total from investment operations                                2.810      (0.907)      (1.042)      0.082        1.055
                                                              -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                          (0.091)     (0.123)      (0.194)     (0.220)      (0.235)
Net realized gain on investments                               (0.389)     (0.310)      (2.094)     (0.322)          --
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.480)     (0.433)      (2.288)     (0.542)      (0.235)
                                                              -------     -------      -------     -------      -------

Net asset value, end of period                                $13.350     $11.020      $12.360     $15.690      $16.150
                                                              =======     =======      =======     =======      =======


Total return(2)                                                26.87%      (7.55%)      (8.33%)      0.38%        6.97%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $195,950     $88,499      $76,388     $80,652      $99,671
Ratio of expenses to average net assets                         2.04%       2.13%        1.99%       1.89%        1.86%
Ratio of net investment income to average net assets            1.60%       0.72%        1.12%       1.02%        1.10%
Portfolio turnover                                                14%         23%          15%         10%           3%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
     HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                 Delaware International Value Equity Fund Class B
                                                                                    Year Ended
                                                             11/30/03     11/30/02    11/30/01     11/30/00    11/30/99
Net asset value, beginning of period                          $10.930     $12.250      $15.570     $16.090      $15.280

Income (loss) from investment operations:
Net investment income(1)                                        0.106       0.003        0.057       0.051        0.063
Net realized and unrealized gain (loss) on investments
 and foreign currencies                                         2.613      (0.980)      (1.197)     (0.079)       0.877
                                                              -------     -------      -------     -------      -------
Total from investment operations                                2.719      (0.977)      (1.140)     (0.028)       0.940
                                                              -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                          (0.010)     (0.033)      (0.086)     (0.170)      (0.130)
Net realized gain on investments                               (0.389)     (0.310)      (2.094)     (0.322)          --
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.399)     (0.343)      (2.180)     (0.492)      (0.130)
                                                              -------     -------      -------     -------      -------

Net asset value, end of period                                $13.250     $10.930      $12.250     $15.570      $16.090


Total return(2)                                                25.99%      (8.16%)      (9.04%)     (0.31%)       6.21%
                                                              =======     =======      =======     =======       ======

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $31,904     $24,006      $30,956     $32,178      $36,997
Ratio of expenses to average net assets                         2.74%       2.83%        2.69%       2.59%        2.56%
Ratio of net investment income to average net assets            0.90%       0.02%        0.42%       0.32%        0.40%
Portfolio turnover                                                14%         23%          15%         10%           3%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
     HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                 Delaware International Value Equity Fund Class C
                                                                                    Year Ended
                                                             11/30/03    11/30/02     11/30/01    11/30/00     11/30/99
Net asset value, beginning of period                          $10.910     $12.240      $15.560     $16.070      $15.260

Income (loss) from investment operations:
Net investment income(1)                                        0.104       0.005        0.057       0.051        0.063
Net realized and unrealized gain (loss) on investments
 and foreign currencies                                         2.625      (0.992)      (1.197)     (0.069)       0.877
                                                              -------     -------      -------     -------      -------
Total from investment operations                                2.729      (0.987)      (1.140)     (0.018)       0.940
                                                              -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                          (0.010)     (0.033)      (0.086)     (0.170)      (0.130)
Net realized gain on investments                               (0.389)     (0.310)      (2.094)     (0.322)          --
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.399)     (0.343)      (2.180)     (0.492)      (0.130)
                                                              -------     -------      -------     -------      -------

Net asset value, end of period                                $13.240     $10.910      $12.240     $15.560      $16.070
                                                              =======     =======      =======     =======      =======

Total return(2)                                                26.13%      (8.25%)      (9.04%)     (0.25%)       6.22%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $34,852     $13,604       $8,657     $10,202      $14,369
Ratio of expenses to average net assets                         2.74%       2.83%        2.69%       2.59%        2.56%
Ratio of net investment income to average net assets            0.90%       0.02%        0.42%       0.32%        0.40%
Portfolio turnover                                                14%         23%          15%         10%           3%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
     HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout the period were as follows:

                                                                       Delaware International Value Equity Fund Class R
                                                                                         6/2/03(1) to
                                                                                          11/30/03
Net asset value, beginning of period                                                      $11.480

Income from investment operations:
Net investment income(2)                                                                    0.020
Net realized and unrealized gain on investments and foreign currencies                      1.850
                                                                                          -------
Total from investment operations                                                            1.870
                                                                                          -------

Net asset value, end of period                                                            $13.350
                                                                                          =======

Total return(3)                                                                            16.29%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                                      $346
Ratio of expenses to average net assets                                                     2.47%
Ratio of net investment income to average net assets                                        0.33%
Portfolio turnover                                                                            14%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

Financial
     HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                            Delaware International Value Equity Fund Institutional Class
                                                                                    Year Ended
                                                             11/30/03     11/30/02    11/30/01     11/30/00    11/30/99
Net asset value, beginning of period                          $11.060     $12.410      $15.760     $16.190      $15.370

Income (loss) from investment operations:
Net investment income(1)                                        0.218       0.120        0.189       0.210        0.222
Net realized and unrealized gain (loss) on investments
 and foreign currencies                                         2.637      (0.998)      (1.205)     (0.078)       0.880
                                                              -------     -------      -------     -------       ------
Total from investment operations                                2.855      (0.878)      (1.016)      0.132        1.102
                                                              -------     -------      -------     -------       ------

Less dividends and distributions from:
Net investment income                                          (0.126)     (0.162)      (0.240)     (0.240)      (0.282)
Net realized gain on investments                               (0.389)     (0.310)      (2.094)     (0.322)          --
                                                              -------     -------      -------     -------       ------
Total dividends and distributions                              (0.515)     (0.472)      (2.334)     (0.562)      (0.282)
                                                              -------     -------      -------     -------       ------

Net asset value, end of period                                $13.400     $11.060      $12.410     $15.760      $16.190
                                                              =======     =======      =======     =======      =======

Total return(2)                                                27.29%      (7.29%)      (8.14%)      0.70%        7.26%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $102,974     $56,127      $75,790    $117,039     $115,009
Ratio of expenses to average net assets                         1.74%       1.83%        1.69%       1.59%        1.56%
Ratio of net investment income to average net assets            1.90%       1.02%        1.42%       1.32%        1.40%
Portfolio turnover                                                14%         23%          15%         10%           3%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

Financial
     HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                       Delaware Emerging Markets Fund Class A
                                                                                    Year Ended
                                                             11/30/03     11/30/02    11/30/01     11/30/00    11/30/99
Net asset value, beginning of period                           $7.240      $6.920       $6.600      $8.050       $6.530

Income (loss) from investment operations:
Net investment income(1)                                        0.111       0.181        0.170       0.107        0.081
Net realized and unrealized gain (loss) on investments
 and foreign currencies                                         3.712       0.269        0.176      (1.437)       1.509
                                                              -------     -------      -------     -------       ------
Total from investment operations                                3.823       0.450        0.346      (1.330)       1.590
                                                              -------     -------      -------     -------       ------

Less dividends and distributions from:
Net investment income                                          (0.173)     (0.130)      (0.026)     (0.120)      (0.070)
                                                              -------     -------      -------     -------       ------
Total dividends and distributions                              (0.173)     (0.130)      (0.026)     (0.120)      (0.070)
                                                              -------     -------      -------     -------       ------

Net asset value, end of period                                $10.890      $7.240       $6.920      $6.600       $8.050
                                                              =======      ======       ======     =======      =======

Total return(2)                                                54.01%       6.62%        5.09%     (16.78%)      24.74%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $38,383      $8,202       $6,605      $6,242       $7,815
Ratio of expenses to average net assets                         1.95%       1.95%        1.95%       1.95%        1.95%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                        2.66%       2.99%        2.73%       2.85%        2.99%
Ratio of net investment income to average net assets            1.28%       2.46%        2.39%       1.28%        1.15%
Ratio of net investment income to average net assets prior
 to expense limitation and expenses paid indirectly             0.57%       1.42%        1.61%       0.38%        0.11%
Portfolio turnover                                                55%         33%          36%         31%          17%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and the distributor. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
     HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                       Delaware Emerging Markets Fund Class B
                                                                                    Year Ended
                                                             11/30/03    11/30/02    11/30/01     11/30/00    11/30/99
Net asset value, beginning of period                           $7.120      $6.800       $6.520      $7.960       $6.440

Income (loss) from investment operations:
Net investment income(1)                                        0.050       0.126        0.117       0.045        0.029
Net realized and unrealized gain (loss) on investments
 and foreign currencies                                         3.658       0.271        0.163      (1.415)       1.501
                                                              -------     -------      -------     -------       ------
Total from investment operations                                3.708       0.397        0.280      (1.370)       1.530
                                                              -------     -------      -------     -------       ------

Less dividends and distributions from:
Net investment income                                          (0.118)     (0.077)          --      (0.070)      (0.010)
                                                              -------     -------      -------     -------       ------
Total dividends and distributions                              (0.118)     (0.077)          --      (0.070)      (0.010)
                                                              -------     -------      -------     -------       ------

Net asset value, end of period                                $10.710      $7.120       $6.800      $6.520       $7.960
                                                              =======      ======       ======      ======       ======


Total return(2)                                                52.90%       5.90%        4.29%     (17.44%)      23.81%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $6,695      $3,050       $2,763      $2,715       $3,671
Ratio of expenses to average net assets                         2.70%       2.70%        2.70%       2.70%        2.70%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                        3.36%       3.69%        3.43%       3.55%        3.69%
Ratio of net investment income to average net assets            0.53%       1.71%        1.64%       0.53%        0.40%
Ratio of net investment income (loss) to average net
 assets prior to expense limitation and expenses
 paid indirectly                                               (0.13%)      0.72%        0.91%      (0.32%)      (0.59%)
Portfolio turnover                                                55%         33%          36%         31%          17%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
     HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                       Delaware Emerging Markets Fund Class C
                                                                                    Year Ended
                                                             11/30/03     11/30/02    11/30/01     11/30/00    11/30/99
Net asset value, beginning of period                           $7.110      $6.800       $6.510      $7.950       $6.430

Income (loss) from investment operations:
Net investment income(1)                                        0.048       0.126        0.117       0.045        0.029
Net realized and unrealized gain (loss) on investments
 and foreign currencies                                         3.660       0.261        0.173      (1.415)       1.501
                                                              -------     -------      -------     -------       ------
Total from investment operations                                3.708       0.387        0.290      (1.370)       1.530
                                                              -------     -------      -------     -------       ------

Less dividends and distributions from:
Net investment income                                          (0.118)     (0.077)          --      (0.070)      (0.010)
                                                              -------     -------      -------     -------       ------
Total dividends and distributions                              (0.118)     (0.077)          --      (0.070)      (0.010)
                                                              -------     -------      -------     -------       ------

Net asset value, end of period                                $10.700      $7.110       $6.800      $6.510       $7.950
                                                              =======      ======       ======     =======      =======

Total return(2)                                                52.97%       5.75%        4.46%     (17.46%)      23.85%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $6,259      $1,391       $1,041      $1,443       $1,565
Ratio of expenses to average net assets                         2.70%       2.70%        2.70%       2.70%        2.70%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                        3.36%       3.69%        3.43%       3.55%        3.69%
Ratio of net investment income to average net assets            0.53%       1.71%        1.64%       0.53%        0.40%
Ratio of net investment income (loss) to average net
 assets prior to expense limitation and expenses paid
 indirectly                                                    (0.13%)      0.72%        0.91%      (0.32%)      (0.59%)
Portfolio turnover                                                55%         33%          36%         31%          17%


(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
    HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                   Delaware Emerging Markets Fund Institutional Class

                                                                                      Year Ended
                                                              11/30/03    11/30/02     11/30/01    11/30/00     11/30/99

Net asset value, beginning of period                           $7.260      $6.940       $6.630      $8.080       $6.550

Income (loss) from investment operations:

Net investment income(1)                                        0.134       0.199        0.188       0.128        0.099
Net realized and unrealized gain (loss) on investments
 and foreign currencies                                         3.717       0.269        0.169      (1.438)       1.521
                                                              -------     -------      -------     -------      -------
Total from investment operations                                3.851       0.468        0.357      (1.310)       1.620
                                                              -------     -------      -------     -------      -------

Less dividends and distributions from:

Net investment income                                          (0.191)     (0.148)      (0.047)     (0.140)      (0.090)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.191)     (0.148)      (0.047)     (0.140)      (0.090)
                                                              -------     -------      -------     -------      -------

Net asset value, end of period                                $10.920      $7.260       $6.940      $6.630       $8.080
                                                              =======      ======       ======      ======      =======

Total return(2)                                                54.52%       6.88%        5.40%     (16.65%)      25.24%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $ 6,131      $2,753       $2,182      $2,229       $2,791
Ratio of expenses to average net assets                         1.70%       1.70%        1.70%       1.70%        1.70%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                        2.36%       2.69%        2.43%       2.55%        2.69%
Ratio of net investment income to average net assets            1.53%       2.71%        2.64%       1.53%        1.40%
Ratio of net investment income to average net assets prior
 to expense limitation and expenses paid indirectly             0.87%       1.72%        1.91%       0.68%        0.41%
Portfolio turnover                                                55%         33%          36%         31%          17%

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
    HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                Delaware International Small Cap Value Fund Class A

                                                                                    Year Ended
                                                              11/30/03    11/30/02    11/30/01     11/30/00    11/30/99

Net asset value, beginning of period                           $6.250      $7.410       $8.340     $10.730      $ 9.000

Income (loss) from investment operations:

Net investment income(1)                                        0.113       0.143        0.146       0.209        0.168
Net realized and unrealized gain (loss) on investments
 and foreign currencies                                         2.457      (1.098)      (0.367)     (0.727)       1.817
                                                              -------     -------      -------     -------      -------
Total from investment operations                                2.570      (0.955)      (0.221)     (0.518)       1.985
                                                              -------     -------      -------     -------      -------

Less dividends and distributions from:

Net investment income                                          (0.120)     (0.138)      (0.188)     (0.140)      (0.180)
Net realized gain on investments                                   --      (0.067)      (0.521)     (1.732)      (0.075)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.120)     (0.205)      (0.709)     (1.872)      (0.255)
                                                              -------     -------      -------     -------      -------

Net asset value, end of period                                 $8.700      $6.250       $7.410     $ 8.340      $10.730
                                                              =======      ======       ======      ======      =======

Total return(2)                                                41.97%     (13.23%)      (3.09%)     (5.32%)      22.74%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $12,669      $4,839       $   35      $   --      $    --
Ratio of expenses to average net assets                         1.50%       1.50%        1.29%       1.25%        1.25%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                        2.10%       2.57%        3.67%       1.77%        1.82%
Ratio of net investment income to average net assets            1.59%       2.03%        1.87%       2.45%        1.71%
Ratio of net investment income (loss) to average net
 assets prior to expense limitation and expenses paid
 indirectly                                                     0.99%       0.96%       (0.51%)      1.93%        1.14%
Portfolio turnover                                                59%         24%          20%         22%          96%

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
     HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                             Delaware International Small Cap Value Fund Class B

                                                                                                      9/28/01(1)
                                                                       Year Ended                        to
                                                              11/30/03            11/30/02             11/30/01

Net asset value, beginning of period                           $6.210              $7.410               $6.920

Income (loss) from investment operations:

Net investment income (loss)(2)                                 0.060               0.091               (0.003)
Net realized and unrealized gain (loss) on investments
 and foreign currencies                                         2.457              (1.100)               0.493
                                                              -------             -------              -------
Total from investment operations                                2.517              (1.009)               0.490
                                                              -------             -------              -------

Less dividends and distributions from:

Net investment income                                          (0.067)             (0.124)                  --
Net realized gain on investments                                   --              (0.067)                  --
                                                              -------             -------              -------
Total dividends and distributions                              (0.067)             (0.191)                  --
                                                              -------             -------              -------

Net asset value, end of period                                 $8.660              $6.210               $7.410
                                                              =======             =======              =======

Total return(3)                                                41.00%             (13.95%)               7.08%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $6,064              $2,929                  $17
Ratio of expenses to average net assets                         2.25%               2.25%                2.25%
Ratio of expenses to average net assets prior
 to expense limitation and expenses paid indirectly             2.80%               3.32%               13.55%
Ratio of net investment income (loss) to average
 net assets                                                     0.84%               1.28%               (0.03%)
Ratio of net investment income (loss) to average net
 assets prior to expense limitation and expenses paid
 indirectly                                                     0.29%               0.21%              (11.33%)
Portfolio turnover                                                59%                 24%                  20%


(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
     HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                            Delaware International Small Cap Value Fund Class C

                                                                                                    9/28/01(1)
                                                                        Year Ended                     to
                                                               11/30/03          11/30/02            11/30/01

Net asset value, beginning of period                           $6.210             $7.410              $6.920

Income (loss) from investment operations:

Net investment income (loss)(2)                                 0.054              0.089              (0.003)
Net realized and unrealized gain (loss) on investments
 and foreign currencies                                         2.463             (1.098)              0.493
                                                              -------            -------              ------
Total from investment operations                                2.517             (1.009)              0.490
                                                              -------            -------              ------

Less dividends and distributions from:

Net investment income                                          (0.067)            (0.124)                 --
Net realized gain on investments                                   --             (0.067)                 --
                                                              -------            -------              ------
Total dividends and distributions                              (0.067)            (0.191)                 --
                                                              -------            -------              ------

Net asset value, end of period                                 $8.660             $6.210              $7.410
                                                              =======            =======             =======

Total return(3)                                                41.00%            (13.95%)              7.08%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $1,504                $95              $    4
Ratio of expenses to average net assets                         2.25%              2.25%               2.25%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                        2.80%              3.32%              13.55%
Ratio of net investment income (loss) to average net assets     0.84%              1.28%              (0.03%)
Ratio of net investment income (loss) to average net
 assets prior to expense limitation and expenses paid
 indirectly                                                     0.29%              0.21%             (11.33%)

Portfolio turnover                                                59%                24%                 20%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
     HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                            Delaware International Small Cap Value Fund Institutional Class

                                                                                      Year Ended
                                                              11/30/02    11/30/01     11/30/00    11/30/99     11/30/03

Net asset value, beginning of period                           $6.260      $7.410       $8.340     $10.730      $ 9.000

Income (loss) from investment operations:

Net investment income(1)                                        0.131       0.161        0.149       0.209        0.168
Net realized and unrealized gain (loss) on investments
 and foreign currencies                                         2.476      (1.101)      (0.370)     (0.727)       1.817
                                                              -------     -------       ------     -------      -------
Total from investment operations                                2.607      (0.940)      (0.221)     (0.518)       1.985
                                                              -------     -------       ------     -------      -------

Less dividends and distributions from:

Net investment income                                          (0.137)     (0.143)      (0.188)     (0.140)      (0.180)
Net realized gain on investments                                   --      (0.067)      (0.521)     (1.732)      (0.075)
                                                              -------     -------       ------     -------      -------
Total dividends and distributions                              (0.137)     (0.210)      (0.709)     (1.872)      (0.255)
                                                              -------     -------       ------     -------      -------

Net asset value, end of period                                 $8.730      $6.260       $7.410     $ 8.340      $10.730
                                                              =======     =======       ======     =======      =======
Total return(2)                                                42.62%     (13.03%)      (3.09%)     (5.32%)      22.74%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $  300      $3,114       $3,579      $3,691       $3,900
Ratio of expenses to average net assets                         1.25%       1.25%        1.25%       1.25%        1.25%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                        1.80%       2.32%        3.42%       1.52%        1.57%
Ratio of net investment income to average net assets            1.84%       2.28%        1.91%       2.45%        1.71%
Ratio of net investment income (loss) to average net
 assets prior to expense limitation and expenses paid
 indirectly                                                     1.29%       1.21%       (0.26%)      2.18%        1.39%
Portfolio turnover                                                59%         24%          20%         22%          96%

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Notes                                              Delaware International Funds
     TO FINANCIAL STATEMENTS                       November 30, 2003

Delaware Group Global & International Funds (the "Trust") is organized as a Delaware statutory trust and offers three series: Delaware International Value Equity Fund, Delaware Emerging Markets Fund and Delaware International Small Cap Value Fund (each a "Fund" or collectively, the "Funds"). The Trust is an open-end investment company. The Funds are considered diversified under the Investment Company Act of 1940, as amended, and offer Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors. As of November 30, 2003, only Delaware International Value Equity Fund has commenced sales of the Class R shares.

The investment objective of Delaware International Value Equity Fund is to seek long-term growth without undue risk to principal.

The investment objective of Delaware Emerging Markets Fund is to seek long-term capital appreciation.

The investment objective of Delaware International Small Cap Value Fund is to seek long-term capital appreciation.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Funds.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are normally valued at the last quoted sales price before each Fund is valued. If on a particular day a security does not trade, then the mean between the bid and asked prices will normally be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Funds' Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes -- Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes have been made in the financial statements.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- Each Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by each Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions -- Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments which are due to changes in exchange rates from the that which are due to changes in market prices. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been provided for in accordance with each Fund's understanding of the applicable country's tax rules and rates. Each Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Certain expenses of the Funds are paid through commission arrangements with brokers. The expenses paid under the above arrangement are included in their respective expense captions on the Statements of Operations with the corresponding expense offset shown as "expenses paid indirectly." The amounts paid for the year ended November 30, 2003 were as follows:

 Delaware International     Delaware Emerging           Delaware International
   Value Equity Fund          Markets Fund               Small Cap Value Fund
------------------------   ------------------           ----------------------
        $6,074                   $630                             $351

Notes                                             Delaware International Funds
     TO FINANCIAL STATEMENTS (CONTINUED)



2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its respective investment management agreement, each Fund pays Delaware International Advisers Ltd. (DIAL), the investment manager, an annual fee based on its average daily net assets.

Following are the management fees as a percentage of average daily net assets:

                                         Delaware International        Delaware Emerging          Delaware International
                                           Value Equity Fund             Markets Fund              Small Cap Value Fund
                                        -----------------------        -----------------          ----------------------
On the first $500 million                        0.85%                       1.25%                        1.25%
On the next $500 million                         0.80%                       1.20%                        1.20%
On the next $1.5 billion                         0.75%                       1.15%                        1.15%
In excess of $2.5 billion                        0.70%                       1.10%                        1.10%

DIAL has contractually agreed to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed specified percentages of average daily net assets through January 31, 2005 as shown below.

   Delaware Emerging                       Delaware International
      Markets Fund                          Small Cap Value Fund
   -----------------                       ----------------------
         1.70%                                     1.25%

Delaware Service Company, Inc. (DSC), an affiliate of DIAL, provides accounting, administration, dividend disbursing and transfer agent services. The Funds pay DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services. Prior to June 1, 2003, the monthly fee for dividend disbursing and transfer agent services was based on the number of shareholder accounts and shareholder transactions.

Pursuant to a distribution agreement and distribution plan, each Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DIAL, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares, and 0.60% of the average daily net assets of the Class R shares. DDLP has contracted to waive distribution and service fees through January 31, 2005 in order to prevent distribution and service fees of Class A shares of Delaware Emerging Markets Fund and Delaware International Small Cap Value Fund from exceeding 0.25% of average daily net assets. Prior to February 1, 2003, the Board of Trustees had set the fee at an annual rate of 0.25% of Delaware International Small Cap Value Fund Class A shares' average daily net assets. Institutional Class shares pay no distribution and service expenses.

At November 30, 2003, each Fund had receivables from or liabilities payable to affiliates as follows:

                                                 Delaware International         Delaware Emerging        Delaware International
                                                    Value Equity Fund             Markets FundS            mall Cap Value Fund
                                                ------------------------       -------------------      -------------------------
Investment management fee payable to DIAL               $(245,589)                  $     --                    $(12,632)
Dividend disbursing, transfer agent fees,
 accounting and other expenses
 payable to DSC                                          (148,189)                   (19,671)                     (4,048)
Other expenses payable to DIAL and affiliates*            (75,789)                   (13,725)                    (13,439)
Receivable from DIAL under the
 expense limitation agreement                                  --                        772                          --

* DIAL, as part of its administration services, pays Funds operating expenses on behalf of the Funds and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, professional fees, custodian fees and trustee fees.

For the year ended November 30, 2003, DDLP earned commissions on sales of the Class A shares for each Fund as follows:

   Delaware International         Delaware Emerging      Delaware International
      Value Equity Fund              Markets Fund         Small Cap Value Fund
  ------------------------        ------------------     ----------------------
           $45,475                     $10,644                  $4,858

Certain officers of DIAL, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Funds.

3. Investments
For the year ended November 30, 2003, the Funds made purchases and sales of investment securities other than short-term investments as follows:

                                    Delaware International      Delaware Emerging           Delaware International
                                      Value Equity Fund            Markets Fund                Small Cap Value Fund
                                    ----------------------      -----------------           ----------------------
Purchases                                $147,740,548              $42,188,782                    $12,341,021
Sales                                      34,588,991               13,986,909                      8,221,776

Notes                                              Delaware International Funds
     TO FINANCIAL STATEMENTS (CONTINUED)



3. Investments (continued)
At November 30, 2003, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                               Delaware International      Delaware Emerging     Delaware International
                                                  Value Equity Fund          Markets Fund         Small Cap Value Fund
                                               ----------------------     -------------------    -----------------------
Cost of investments                                  $322,547,563             $47,830,321              $17,592,056
                                                     ============             ===========              ===========
Aggregate unrealized appreciation                      55,900,314               8,903,611                3,529,482
Aggregate unrealized depreciation                      (7,918,028)               (284,425)                (522,386)
                                                     ------------             -----------              -----------
Net unrealized appreciation                          $ 47,982,286             $ 8,619,186               $3,007,096
                                                     ============             ===========              ===========

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended November 30, 2003 and 2002 was as follows:

                                                        Ordinary           Long-Term
                                                         Income          Capital Gain       Total
                                                       -----------       ------------       -----
Year ended November 30, 2003:
Delaware International Value Equity Fund               $1,449,949        $6,568,611      $8,018,560
Delaware Emerging Markets Fund                            337,255                --         337,255
Delaware International Small Cap Value Fund               196,970                --         196,970


                                                         Ordinary           Long-Term
                                                          Income          Capital Gain      Total
                                                       -----------       ------------       -----
Year ended November 30, 2002:
Delaware International Value Equity Fund               $1,897,381        $4,744,356      $6,641,737
Delaware Emerging Markets Fund                            207,597                --         207,597
Delaware International Small Cap Value Fund               103,073                --         103,073

As of November 30, 2003, the components of net assets on a tax basis were as follows:

                                                Delaware International        Delaware Emerging        Delaware International
                                                  Value Equity Fund               Markets Fund          Small Cap Value Fund
                                                ----------------------        ------------------       ----------------------
Shares of beneficial interest                         $318,047,753                $52,386,414                 $18,174,398
Undistributed ordinary income                            3,706,847                    786,210                     203,438
Capital loss carryforwards                              (3,714,696)                (4,321,649)                   (845,043)
Unrealized appreciation of
 investments and foreign currencies                     47,986,856                  8,616,761                   3,003,947
                                                      ------------               ------------                ------------
Net assets                                            $366,026,760                $57,467,736                 $20,536,740
                                                      ============               ============                ============

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows:

                                                Delaware International        Delaware Emerging         Delaware International
Year of expiration                                 Value Equity Fund             Markets Fund            Small Cap Value Fund
------------------                              ----------------------        ------------------        -----------------------
2009                                                   $       --                 $2,854,721                  $        --
2010                                                           --                  1,466,928                      390,516
2011                                                    3,714,696                         --                      454,527
                                                       ----------                 ----------                  -----------
Total                                                  $3,714,696                 $4,321,649                  $   845,043
                                                       ==========                 ==========                  ===========


Notes                                              Delaware International Funds
      TO FINANCIAL STATEMENTS (CONTINUED)

5. Capital Shares

Transactions in capital shares were as follows:

                                                       Delaware International     Delaware Emerging      Delaware International
                                                         Value Equity Fund           Markets Fund         Small Cap Value Fund
                                                       ----------------------   ----------------------    ---------------------
                                                             Year Ended                Year Ended              Year Ended

                                                         11/30/02      11/30/03     11/30/02    11/30/03     11/30/02    11/30/03
Shares sold:
  Class A                                              16,057,771     6,753,005    3,660,524     849,261    1,089,258   1,077,492
  Class B                                                 693,862       493,178      274,078     108,792      310,396     653,915
  Class C                                               1,598,097       809,309      575,388      97,001      161,235      79,958
  Class R                                                  26,961            --          --           --           --          --
Institutional Class                                     5,186,756     4,662,548      245,228     119,530      119,548          --

Shares issued upon reinvestment of dividends and distributions:

  Class A                                                 375,120       216,881       24,723      16,390       15,533         161
  Class B                                                  81,469        69,042        6,673       4,298        5,186          60
  Class C                                                  50,147        20,095        4,111       1,746          148          15
Institutional Class                                       256,003       244,479        9,988       7,087       11,274      14,220
                                                      -----------   -----------    ---------   ---------    ---------   ---------
                                                       24,326,186    13,268,531    4,800,713   1,204,105    1,712,578   1,825,821
                                                      -----------   -----------    ---------   ---------    ---------   ---------
Shares repurchased:

  Class A                                              (9,790,395)   (5,119,331)  (1,292,759)   (687,033)    (423,972)   (307,499)
  Class B                                                (564,384)     (891,522)     (84,003)    (90,664)     (87,216)   (184,367)
  Class C                                                (261,477)     (290,168)    (189,950)    (56,346)      (3,092)    (65,282)
  Class R                                                  (1,003)           --           --          --           --          --
Institutional Class                                    (2,833,137)   (5,939,218)     (73,267)    (61,785)    (593,487)         --
                                                      -----------   -----------    ---------   ---------    ---------   ---------
                                                      (13,450,396)  (12,240,239)  (1,639,979)   (895,828)  (1,107,767)   (557,148)
                                                      -----------   -----------    ---------   ---------    ---------   ---------
Net increase                                           10,875,790     1,028,292    3,160,734     308,277      604,811   1,268,673
                                                      ===========   ===========   ==========   =========  ===========  ==========

For the year ended November 30, 2003, the following shares and value were converted from Class B to Class A: Year ended November 30, 2003:

                                                       Class B Shares          Class A Shares              Value
                                                       --------------          --------------              -----
Delaware International Value Equity Fund                   79,936                  79,625                $893,832
Delaware Emerging Markets Fund                              1,783                   1,757                  13,712
Delaware International Small Cap Value Fund                   306                     305                   2,130

For the year ended November 30, 2002, the following shares and value were converted from Class B to Class A:

Year ended November 30, 2002:                         Class B Shares           Class A Shares              Value
                                                      --------------           --------------              -----
Delaware International Value Equity Fund                    2,947                    2,930                $33,255
Delaware Emerging Markets Fund                                104                      103                    708


The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of Changes in Net Assets.

6. Line of Credit
Each Fund, along with certain other funds in the Delaware
Investments Family of Funds (the "Participants"), participates in a $177,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding as of November 30, 2003, or at any time during the year.

7. Foreign Exchange Contracts
The Funds may enter
into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Funds may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Funds may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.

Forward foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Notes                                               Delaware International Funds
      TO FINANCIAL STATEMENTS (CONTINUED)


7. Foreign Exchange Contracts (continued)
The following forward foreign currency exchange contracts were outstanding at November 30, 2003:

Delaware International Value Equity:

                                                                                                                      Unrealized
                                                                        Value of Contract                            Appreciation
Contracts to Receive/(Deliver)                    In Exchange For          at 11/30/03         Settlement Date      (Depreciation)
----------------------------                      ----------------      ----------------      ----------------       -------------
1,279,640 Australian Dollars                           $925,564              $925,714           12/02/03                   $150
(14,225,000) British Pounds                         $24,032,640           $24,345,874           01/30/04              ($313,234)
563,392 British Pounds                                 $971,289              $968,795           12/02/03                ($2,494)
567,318 European Monetary Unit                         $680,611              $680,000           12/02/03                  ($611)
4,913,734 Hong Kong Dollars                            $632,667              $632,718           12/01/03                    $51
117,182,890 Japanese Yen                             $1,072,122            $1,070,056           12/02/03                ($2,066)
                                                                                                                      ---------
                                                                                                                      $(318,204)
                                                                                                                      =========

Delaware Emerging Markets Fund:

                                                                                                                      Unrealized
                                                                        Value of Contract                            Appreciation
Contracts to Receive/(Deliver)                    In Exchange For          at 11/30/03         Settlement Date      (Depreciation)
----------------------------                      ----------------      ----------------      ----------------      --------------
615,900 Brazilian Real                                 $210,636             $208,992           12/01/03                 ($1,644)
30,556,607 Hungarian Forint                            $136,474             $139,248           12/01/03                  $2,774
                                                                                                                         ------
                                                                                                                         $1,130
                                                                                                                         ======

Delaware International Small Cap Value Fund:

                                                                                                                      Unrealized
                                                                        Value of Contract                            Appreciation
Contracts to Receive/(Deliver)                    In Exchange For          at 11/30/03         Settlement Date      (Depreciation)
----------------------------                      ----------------      ----------------      ----------------      --------------
202,017 Australian Dollars                             $146,442             $146,124               12/03/03               $(318)
(1,028,000) British Pounds                           $1,736,770           $1,759,407               01/30/04            $(22,637)
                                                                                                                       --------
                                                                                                                       $(22,955)
                                                                                                                       ========

8. Securities Lending
The Delaware International Value Equity Fund, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. Treasury obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States and 105% of the market value of securities issued outside the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends on the securities loaned and is subject to change in fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. The security lending agent and the borrower retain a portion of the earnings from the collateral investments. The Fund records security lending income net of such allocation.

At November 30, 2003, the market value of securities on loan for Delaware International Value Equity Fund was $36,576,220, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Delaware International Value Equity Fund's Statement of Net Assets under the caption "Securities Lending Collateral."

Notes                                               Delaware International Funds
     TO FINANCIAL STATEMENTS (CONTINUED)

9. Credit and Market Risks
Some countries in which the Funds may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by a Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by a Fund.

With the exception of the Delaware International Value Equity Fund, each Fund may invest up to 15% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The Delaware International Value Equity Fund may invest up to 10% in such securities. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

Delaware International Small Cap Value Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of small companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

10. Industry Allocation
As of November 30, 2003, each Fund's investment in common stock classified by type of business were as follows:


                                                      Delaware International   Delaware Emerging     Delaware International
Industry (as a percentage of net assets)                Value Equity Fund        Markets Fund         Small Cap Value Fund
----------------------------------------              ----------------------   ------------------    ----------------------
Automobiles                                                     2.69%                   2.24%                   --%
Banks                                                          18.28                    9.63                    --
Capital Goods                                                   1.97                    2.21                 16.31
Commercial Services & Supplies                                  1.21                      --                  2.83
Construction Materials                                            --                      --                  1.67
Consumer Durables & Apparel                                     1.76                    2.13                    --
Consumer Goods                                                    --                      --                 17.47
Diversified Financials                                          4.19                    5.51                  3.86
Electronics & Electrical Equipment                                --                    2.30                    --
Energy                                                         10.99                    7.20                  1.93
Food, Beverage & Tobacco                                        8.05                   13.68                  1.11
Healthcare & Pharmaceuticals                                    7.05                    6.14                  2.17
Hotels, Restaurants & Leisure                                   2.64                    1.37                    --
Household Durables                                                --                    3.11                    --
Insurance                                                       1.98                      --                    --
Manufacturing                                                     --                      --                  5.17
Materials                                                       9.50                   16.59                  9.13
Media                                                           1.61                      --                    --
Other                                                             --                      --                  5.15
Pharmaceuticals                                                   --                      --                  2.87
Real Estate                                                       --                      --                  0.94
Retail                                                          1.90                    1.20                  2.45
Services                                                          --                      --                  5.79
Technology                                                      6.26                    1.40                  8.59
Telecommunications                                              7.15                   10.29                  0.71
Transportation & Shipping                                       2.00                    6.14                  5.11
Utilities                                                       6.99                    3.58                  1.83
                                                              ------                  ------                ------
Total                                                          96.22%                  94.72%                95.09%
                                                              ======                  ======                ======


Notes                                               Delaware International Funds
     TO FINANCIAL STATEMENTS (CONTINUED)

11. Tax Information (Unaudited)
The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2003, each Fund designates distributions paid during the year as follows:

                                                               (A)            (B)
                                                            Long-Term      Ordinary           (C)
                                                          Capital Gains     Income           Total          (D)
                                                          Distributions  Distributions    Distributions  Qualifying
                                                           (Tax Basis)    (Tax Basis)      (Tax Basis)    Dividends(1)
                                                          -------------   ------------   -------------- -------------
Delaware International Value Equity Fund                       18%             82%             100%         --
Delaware Emerging Markets Fund                                 --             100%             100%         --
Delaware International Small Cap Value Fund                    --             100%             100%         --


(A) and (B) are based on a percentage of each Fund's total distributions.
(D) is based on a percentage of ordinary income of each Fund.
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

The amount per share of income from the foreign taxes paid to each country is listed in the following schedule:


Delaware International Value Equity Fund                           Delaware International Small Cap Value Fund

                            Gross Dividend      Foreign Taxes                                    Gross Dividend     Foreign Taxes
Country                        Per Share       Paid Per Share      Country                          Per Share      Paid Per Share
---------------             ---------------    --------------      ---------------               ---------------   --------------
Australia                       $0.0558           $0.0007          Australia                         $0.0090           $0.0006
Belgium                          0.0065            0.0010          Denmark                            0.0032            0.0005
Finland                          0.0038            0.0006          Finland                            0.0015            0.0002
France                           0.0249            0.0038          France                             0.0201            0.0031
Germany                          0.0151            0.0023          Germany                            0.0222            0.0026
Hong Kong                        0.0138            0.0000          Hong Kong                          0.0188            0.0000
Japan                            0.0163            0.0017          Ireland                            0.0103            0.0010
Netherlands                      0.0267            0.0040          Japan                              0.0069            0.0000
New Zealand                      0.0082            0.0012          Netherlands                        0.0059            0.0009
Singapore                        0.0107            0.0000          New Zealand                        0.0038            0.0006
South Africa                     0.0096            0.0000          Singapore                          0.0131            0.0000
Spain                            0.0262            0.0024          Spain                              0.0064            0.0008
United Kingdom                   0.1292            0.0102          Switzerland                        0.0010            0.0001
                                                                   United Kingdom                     0.0844            0.0084


Report
     OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees
Delaware Group Global & International Funds

We have audited the accompanying statements of net assets of Delaware Group Global & International Funds (comprised of Delaware International Value Equity Fund, Delaware Emerging Markets Fund and Delaware International Small Cap Value Fund (the "Funds")) as of November 30, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Delaware Group Global & International Funds at November 30, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.



Ernst & Young LLP



Philadelphia, Pennsylvania
January 2, 2004

Delaware Investments Family of Funds

BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.


                                                                                                  Number of               Other
                                                                             Principal        Portfolios in Fund      Directorships
   Name,                      Position(s)                                   Occupation(s)      Complex Overseen         Held by
  Address                      Held with          Length of Time               During         by Trustee/Director   Trustee/Director
and Birthdate                   Fund(s)               Served                Past 5 Years          or Officer           or Officer
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

   Jude T. Driscoll(2)         Chairman and          3 Years -           Since August 2000,             83             None
   2005 Market Street            Trustee(4)      Executive Officer   Mr. Driscoll has served in
    Philadelphia, PA                                                various executive capacities
       19103                                      Trustee since        at different times at
                                                   May 15, 2003       Delaware Investments(1)
   March 10, 1963
                                                                       Senior Vice President and
                                                                   Director of Fixed-Income Process -
                                                                       Conseco Capital Management
                                                                       (June 1998 - August 2000)

                                                                          Managing Director -
                                                                     NationsBanc Capital Markets
                                                                     (February 1996 - June 1998)
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

   Walter P. Babich              Trustee              15 Years              Board Chairman -           101             None
   2005 Market Street                                              Citadel Construction Corporation
   Philadelphia, PA                                                        (1989 - Present)
        19103

   October 1, 1927


   John H. Durham                Trustee             24 Years(3)           Private Investor            101       Trustee - Abington
  2005 Market Street                                                                                              Memorial Hospital
  Philadelphia, PA
       19103

   August 7, 1937                                                                                               President/Director -
                                                                                                                 22 WR Corporation


   John A. Fry                   Trustee(4)           2 Years                 President -               83             None
 2005 Market Street                                                    Franklin & Marshall College
 Philadelphia, PA                                                        (June 2002 - Present)
      19103
                                                                        Executive Vice President -
                                                                        University of Pennsylvania
   May 28, 1960                                                          (April 1995 - June 2002)


  Anthony D. Knerr               Trustee              10 Years        Founder/Managing Director -      101             None
 2005 Market Street                                                   Anthony Knerr & Associates
  Philadelphia, PA                                                      (Strategic Consulting)
       19103                                                               (1990 - Present)

December 7, 1938


                                                                                                 Number of               Other
                                                                             Principal       Portfolios in Fund      Directorships
   Name,                      Position(s)                                   Occupation(s)     Complex Overseen         Held by
  Address                      Held with          Length of Time               During        by Trustee/Director   Trustee/Director
and Birthdate                   Fund(s)               Served                Past 5 Years         or Officer           or Officer
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

   Ann R. Leven                  Trustee              14 Years     Treasurer/Chief Fiscal Officer -     101         Director - Andy
 2005 Market Street                                                     National Gallery of Art                    Warhol Foundation
 Philadelphia, PA                                                           (1994 - 1999)
      19103                                                                                                            Director -
                                                                                                                     Systemax Inc.
   November 1, 1940


   Thomas F. Madison             Trustee              9 Years               President/Chief             101          Director -
   2005 Market Street                                                     Executive Officer -                   CenterPoint Energy
   Philadelphia, PA                                                        MLM Partners, Inc.
        19103                                                          (Small Business Investing                 Director - Digital
                                                                            and Consulting)                         River Inc.
                                                                        (January 1993 - Present)
   February 25, 1936                                                                                             Director - Rimage
                                                                                                                   Corporation

                                                                                                                 Director - Valmont
                                                                                                                   Industries, Inc.


   Janet L. Yeomans              Trustee              4 Years           Vice President/Mergers &        101            None
   2005 Market Street                                                 Acquisitions - 3M Corporation
   Philadelphia, PA                                                     (January 2003 - Present)
        19103
                                                                          Ms. Yeomans has held
   July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                               since 1983.
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS

    Joseph H. Hastings          Executive           Executive        Mr. Hastings has served in         101            None
    2005 Market Street       Vice President      Vice President     various executive capacities
     Philadelphia, PA              and                 and            at different times at
         19103               Chief Financial     Chief Financial      Delaware Investments.
                                 Officer          Officer since
    December 19, 1949                            August 21, 2003

   Richelle S. Maestro     Senior Vice President,   Chief Legal      Ms. Maestro has served in          101            None
   2005 Market Street       Chief Legal Officer    Officer since    various executive capacities
    Philadelphia, PA          and Secretary        March 17, 2003     at different times at
       19103                                                          Delaware Investments.

   November 26, 1957

   Michael P. Bishof         Senior Vice President    7 Years          Mr. Bishof has served in         101            None
   2005 Market Street            and Treasurer                       various executive capacities
    Philadelphia, PA                                                     at different times at
       19103                                                             Delaware Investments.

   August 18, 1962


(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager and distributor.
(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.
(4) Mr. Driscoll and Mr. Fry are not Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.


The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


This annual report is for the information of Delaware International Value Equity Fund, Delaware Emerging Markets Fund, and Delaware International Small Cap Value Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware International Value Equity Fund, Delaware Emerging Markets Fund, and Delaware International Small Cap Value Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                               Affiliated Officers                         Contact Information

Jude T. Driscoll                                Joseph H. Hastings                          Investment Manager
Chairman                                        Executive Vice President and                Delaware Management Company
Delaware Investments Family of Funds            Chief Financial Officer                     Philadelphia, PA
Philadelphia, PA                                Delaware Investments Family of Funds
                                                Philadelphia, PA                            International Affiliate
Walter P. Babich                                                                            Delaware International Advisers Ltd.
Board Chairman                                  Richelle S. Maestro                         London, England
Citadel Construction Corporation                Senior Vice President,
King of Prussia, PA                             Chief Legal Officer and Secretary           National Distributor
                                                Delaware Investments Family of Funds        Delaware Distributors, L.P.
John H. Durham                                  Philadelphia, PA                            Philadelphia, PA
Private Investor
Gwynedd Valley, PA                              Michael P. Bishof                           Shareholder Servicing, Dividend
                                                Senior Vice President and Treasurer         Disbursing and Transfer Agent
John A. Fry                                     Delaware Investments Family of Funds        Delaware Service Company, Inc.
President                                       Philadelphia, PA                            2005 Market Street
Franklin & Marshall College                                                                 Philadelphia, PA 19103-7094
Lancaster, PA
                                                                                            For Shareholders
Anthony D. Knerr                                                                            800 523-1918
Managing Director
Anthony Knerr & Associates                                                                  For Securities Dealers and Financial
New York, NY                                                                                Institutions Representatives Only
                                                                                            800 362-7500
Ann R. Leven
Former Treasurer/Chief Fiscal Officer                                                       Web site
National Gallery of Art                                                                     www.delawareinvestments.com
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President/Mergers & Acquisitions
3M Corporation
St. Paul, MN


                                                --------------------------------------------------------------------------------
                                                A description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; (ii) on the Fund's website at
                                                http://www.delawareinvestments.com; and (iii) on the Commission's website at
                                                http://www.sec.gov.; and beginning no later than August 31, 2004, information
                                                (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge
                                                (i) through the Fund's website at http://www.delawareinvestments.com; and (ii)
                                                on the Commission's website at http://www.sec.gov.
                                                --------------------------------------------------------------------------------

(8460)                                                       Printed in the USA
AR-034 [12/03] IVES 1/04                                        J9523 EXP: 1/05

Item 2.  Code of Ethics

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant's Code of Business Ethics has been posted on Delaware Investments' internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3.  Audit Committee Financial Expert

         The registrant's Board of Trustees/Directors has determined that each member of the registrant's Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an "audit committee financial expert" is a person who has the following attributes:

         a. An understanding of generally accepted accounting principles and financial statements;

         b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

         c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

         d. An understanding of internal controls and procedures for financial reporting; and

         e. An understanding of audit committee functions.

An "audit committee financial expert" shall have acquired such attributes through:

         a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

         b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

         c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

         d. Other relevant experience.

         The registrant's Board of Trustees/Directors has also determined that each member of the registrant's Audit Committee is independent. In order to be "independent" for purposes of this item, the Audit Committee member may not:
(i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an "interested person" of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

         The names of the audit committee financial experts on the registrant's Audit Committee are set forth below:

         Ann R. Leven
         Thomas F. Madison
         Janet L. Yeomans(1)

Item 4.  Principal Accountant Fees and Services

         Required only for fiscal years ending after December 15, 2003.

         Not applicable.

Item 5.  Audit Committee of Listed Registrants

         Not applicable.

Item 6.  [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

         Not applicable.

----------
(1) The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on "other relevant experience." The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

Item 8.  [Reserved]

Item 9.  Controls and Procedures

         The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

         There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10. Exhibits

(a)  (1) Code of Ethics

         Not applicable.

     (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant:  Delaware Group Global and International Funds

JUDE T. DRISCOLL
------------------
By:    Jude T. Driscoll
Title: Chairman
Date:  2/5/04

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

JUDE T. DRISCOLL
------------------
By:    Jude T. Driscoll
Title: Chairman
Date:  2/5/04


JOSEPH H. HASTINGS
------------------
By:    Joseph H. Hastings
Title: Chief Financial Officer
Date:  2/5/04